UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FOXO TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FOXO TECHNOLOGIES INC.

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

TO THE STOCKHOLDERS OF FOXO TECHNOLOGIES INC.:

It is my pleasure to invite you to attend the 2023 annual meeting of stockholders (the “Annual Meeting”), of FOXO Technologies Inc. to be held at 3:00 p.m., Central Time on May 26, 2023. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FOXO2023.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on May 25, 2023. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

On behalf of our Board of Directors, thank you for your continued support and interest.

May 4, 2023	Sincerely,

/s/ Bret Barnes
Bret Barnes
Director and Chairman of the Board of Directors

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2023

TO THE STOCKHOLDERS OF FOXO TECHNOLOGIES INC.:

Notice is hereby given that the 2023 annual meeting of stockholders (the “Annual Meeting”) of FOXO Technologies Inc., a Delaware corporation, and its subsidiaries (the “Company,” “FOXO”, “our,” “we” or “us”), will be held as a “virtual meeting” via live audio webcast on May 26, 2023, at 3:00 p.m., Central Time, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)	To elect the director nominee to serve until the next annual meeting of stockholders or until their successor is elected and qualified;

(2)

To approve and adopt a proposal to amend our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at a ratio ranging from one-for-ten (1:10) to one-for-one hundred (1:100) (the “Reverse Split”) with the exact ratio within such range to be determined at the sole discretion of the Company’s Board of Directors (the “Board”), without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split;

(3)	To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with a warrant exchange offer and consent solicitation to amend and restate the related Original Securities Purchase Agreement (as defined in the Proxy Statement), as more fully described in the Proxy Statement;

(4)	To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance as consideration for the holders of PIK Notes (as defined in the Proxy Statement) for entering into a PIK Note Amendment (as defined in the Proxy Statement), as more fully described in the Proxy Statement;

(5)	To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to the issuance as consideration to certain holders of our Class A Common Stock in exchange for a general release, as more fully described in the Proxy Statement;

(6)	To approve an amendment of the FOXO Technologies Inc. 2022 Equity Incentive Plan to increase the number of shares currently reserved for issuance thereunder by 3,232,385 shares;

(7)	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023;

(8)	To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

(9)	Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), our Board has fixed the close of business on April 10, 2023 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment or postponement thereof.

Our Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

You will be able to attend the Annual Meeting via live audio webcast by visiting FOXO’s virtual meeting website at www.virtualshareholdermeeting.com/FOXO2023 on Friday, May 26, 2023, at 3:00 p.m., Central Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on the Notice that you received for the Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.virtualshareholdermeeting.com/FOXO2023.

Your vote is very important. Whether or not you attend the Annual Meeting virtually, it is important that your shares be represented. You may vote your proxy by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the enclosed proxy card and included in the accompanying Proxy Statement. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. If you participate virtually in the Annual Meeting, you may vote at that time, even if you previously submitted your vote. Even if you plan to participate in the Annual Meeting, we urge you to vote as soon as possible over the Internet, by telephone or by mail as described in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON MAY 26, 2023: THE COMPANY’S PROXY MATERIALS ARE
AVAILABLE AT WWW.PROXYVOTE.COM.

May 4, 2023	By Order of our Board of Directors

/s/ Michael Will
Michael Will
General Counsel and Secretary

i

PROXY STATEMENT
FOR
2023 ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2023

Your proxy is solicited by the board of directors of FOXO Technologies Inc. (the “Company,” “FOXO”, “our,” “we” or “us”) for our 2023 Annual Meeting of Stockholders (the “Annual Meeting”), to be held Friday, May 26, 2023, at 3:00 p.m., Central Time. Our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at 729 N. Washington Ave., Suite 600, Minneapolis MN 55401, and the telephone number is (612) 562-9447.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)	To elect the director nominee to serve until the next annual meeting of stockholders or until their successor is elected and qualified;

(2)	To approve and adopt a proposal to amend our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at a ratio ranging from one-for-ten (1:10) to one-for-one hundred (1:100) (the “Reverse Split”) with the exact ratio within such range to be determined at the sole discretion of the Company’s Board of Directors (the “Board”), without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split;

(3)	To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with a warrant exchange offer (the “Exchange Offer”) and consent solicitation (the “Consent Solicitation”) to amend and restate the related Original Securities Purchase Agreement (as defined in this Proxy Statement) (the “Amendment and Restatement”), as more fully described in this Proxy Statement;

(4)	To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance as consideration to certain holders of those certain 15% Senior Promissory Notes (the “PIK Notes”) for entering into an amendment to such PIK Notes (the “PIK Note Amendment”), as more fully described in this Proxy Statement;

(5)	To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to the issuance as consideration to certain holders of our Class A Common Stock in exchange for a general release, as more fully described in this Proxy Statement;

(6)	To approve an amendment of the FOXO Technologies Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares currently reserved for issuance thereunder by 3,232,385 shares;

(7)	To ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the year ending December 31, 2023;

(8)	To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

(9)	Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), our Board has fixed the close of business on April 10, 2023 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting or any adjournment or postponement thereof. Holders of our Class A Common Stock are entitled to vote at the Annual Meeting. Our Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

You will be able to attend the Annual Meeting via live audio webcast by visiting our virtual meeting website at www.virtualshareholdermeeting.com/FOXO2023 on Friday, May 26, 2023, at 3:00 p.m., Central Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on the Notice that you received for the Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website.

Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.virtualshareholdermeeting.com/FOXO2023.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

The Board is inviting you to vote at the Annual Meeting, including any adjournments or postponements of the Annual Meeting, because you were a stockholder of record at the close of business on the Record Date and are entitled to vote at the Annual Meeting.

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by the Board for the Annual Meeting and summarizes the information you need to know to vote by proxy or in person at the Annual Meeting.

What is included in these materials?

These materials include this Proxy Statement, the Notice of Annual Meeting, the proxy card and the annual report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023.

What is the purpose of the Annual Meeting?

This is the Annual Meeting of the Company’s stockholders. At the Annual Meeting, we will be voting upon the following matters:

(i)	To elect the director nominee to serve until the next annual meeting of stockholders or until their successor is elected and qualified;

(ii)	To approve and adopt a proposal to amend the Certificate of Incorporation, to effect the Reverse Split of our issued and outstanding Class A Common Stock at a ratio ranging from one-for-ten (1:10) to one-for-one hundred (1:100) with the exact ratio within such range to be determined at the sole discretion of the Board, without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split;

(iii)	To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Exchange Offer and the Consent Solicitation to amend and restate the related Original Securities Purchase Agreement pursuant to the Amendment and Restatement, as more fully described in this Proxy Statement;

(iv)	To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance as consideration to those PIK Note holders that consent to the PIK Note Amendment, as more fully described in this Proxy Statement;

(v)	To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to the issuance as consideration to certain holders of our Class A Common Stock in exchange for a general release, as more fully described in this Proxy Statement;

(vi)	To approve an amendment of the 2022 Plan to increase the number of shares currently reserved for issuance thereunder by 3,232,385 shares;

(vii)	To ratify the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2023;

(viii)	To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

(ix)	Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

How do proxies work?

Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the Annual Meeting in the way you instruct and, with regard to any other business that may properly come before the Annual Meeting, as they think best.

Who is entitled to vote?

Our Board has fixed the close of business on April 10, 2023 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. You can vote at the Annual Meeting if you held shares of our Class A Common Stock as of the close of business on the Record Date. On April 10, 2023, there were 27,418,069 shares of Class A Common Stock outstanding. Each share of Class A Common Stock entitles the holder thereof to one vote.

A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices located at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401 for a period of at least 10 days prior to the Annual Meeting and during the Annual Meeting. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares.  If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.”  If your shares are held in street name, these proxy materials have been forwarded to you by that organization.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Annual Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name and you would like to vote your shares at the Annual Meeting, you will need to obtain a valid proxy from the bank, broker, nominee, fiduciary or other custodian that holds your shares giving you the right to vote the shares at the Annual Meeting.

How do I vote?

If on April 10, 2023, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the virtual meeting and vote electronically. If you hold shares through a bank, broker, nominee, fiduciary or other custodian, please refer to your proxy card, Notice or other information forwarded by your bank, broker, nominee, fiduciary or other custodian to see which voting options are available to you.

●	You may vote by using the Internet at proxyvote.com by following the instructions for Internet voting on the Notice or proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 25, 2023.

●	You may vote by telephone by dialing 1-800-690-6903 and following the instructions for voting by phone on the Notice or (if you received a proxy card by mail) the proxy card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 25, 2023.

●	You may vote by mail by requesting, completing and mailing in a paper proxy card, as outlined in the Notice. Your vote and the method you use to vote will not limit your right to vote at the Annual Meeting if you decide to virtually attend the Annual Meeting.

●	If you wish to vote electronically at the Annual Meeting, go to proxyvote.com using your unique Control Number that was included in the proxy materials that you received in the mail.

What if I return a proxy card but do not make specific choices?

If you are not a record holder, such as where your shares are held through a bank, broker, nominee, fiduciary or other custodian, you must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order for your shares to be properly voted. Therefore, if you do not provide voting instructions to your bank, broker, nominee, fiduciary or other custodian, they may not vote in any of the matters presented for a vote at this Annual Meeting, and your shares will be considered to be a “broker non-vote” with regard to those matters. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Annual Meeting, but will not otherwise have an effect on the outcome of a vote for any proposal in this Proxy Statement.

Proposals 2 (the amendment to our Certificate of Incorporation to effect the Reverse Split), 7 (the ratification of the appointment of KMPG LLP as our independent registered public accounting firm) and 8 (the adjournment proposal) are “routine” matters on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on such other proposals to be considered at the Annual Meeting if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

How will my shares be voted?

All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as you instruct in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted for each proposal and the director nominee and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies, including an estimated fee of $9,500, plus reimbursement of out-of-pocket expenses, for Campaign Management to act as our proxy solicitor. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card or Notice?

If you receive more than one proxy card or Proxy Statement, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or submit a proxy for each Proxy Statement to ensure that all of your shares are voted.

What if I share an address with another stockholder?

If you reside at the same address as another stockholder, you and other stockholders residing at the same address may receive a single copy of this Proxy Statement. This process, which has been approved by the SEC, is called “householding.” However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions: (i) if the shares are registered in the name of the stockholder, the stockholder should contact us at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, (612) 562-9447 to inform us of such stockholder’s request; or (ii) if a bank, broker, nominee, fiduciary or other custodian holds the shares, the stockholder should contact the bank, broker, nominee, fiduciary or other custodian directly. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions. The annual report on Form 10-K, quarterly reports on Form 10-Q, when filed, this Proxy Statement and the related notice are also available at proxyvote.com.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date.

●	You may send a written notice that you are revoking your proxy to FOXO Technologies Inc., 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, Attention: General Counsel.

●

You may virtually attend the Annual Meeting and vote electronically by going to www.virtualshareholdermeeting.com/FOXO2023 and using your unique Control Number that was included in the proxy materials that you received in the mail. Simply attending the meeting will not, by itself, revoke your proxy.

Who will solicit proxies on behalf of our Board?

Proxies may be solicited on behalf of our Board, without additional compensation, by the Company’s directors and employees. We have retained Campaign Management to act as a proxy solicitor.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail and personal solicitation by our directors and employees (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website at www.foxotechnologies.com. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count “FOR,” “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

If your shares are held by your bank or broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under current NYSE rules, any election of a member of the Board, whether contested or uncontested, is considered “non-routine” and therefore brokers are not permitted to vote your shares held in street name for any of the proposals in this Annual Meeting, other than Proposals 2, 7 and 8, in the absence of instructions from you. Proposals 1, 3, 4, 5 and 6 are non-routine matters and therefore if you hold your shares through a bank, broker, nominee, fiduciary or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to the record holder.

How many votes are needed to approve each proposal?

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of director nominee	Plurality of the votes cast	No
Approval of an amendment to our Certificate of Incorporation to effect the Reverse Split	A majority of the outstanding shares of Class A Common Stock	Yes
Approval of the issuance of shares in connection with the Exchange Offer and Consent Solicitation in accordance with NYSE American Company Guide Section 713	A majority of the votes cast	No
Approval of the issuance of shares in connection the PIK Note Amendment in accordance with NYSE American Company Guide Section 713	A majority of the votes cast	No
Approval of the issuance of shares in exchange for the 2022 Debenture Release in accordance with NYSE American Company Guide Section 713	A majority of the votes cast	No
Approval of an amendment to the 2022 Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 3,232,385 shares	A majority of the votes cast	No
Ratification of our auditor	A majority of the votes cast	Yes
Approval of one or more adjournments of the Annual Meeting to a later date or dates	A majority of the votes cast	Yes

What are the voting procedures?

You may vote in favor of or against each proposal, or you may abstain from voting on each proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted for the election of the director nominee and the proposals being placed before our stockholders at the Annual Meeting.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the voting power of all the Company’s outstanding shares entitled to vote at this Annual Meeting are represented, in person or by proxy. On the Record Date, there were in the aggregate 27,418,069 shares of Class A Common Stock outstanding and entitled to vote. Thus, 13,709,035 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How will my shares be voted if I mark “ABSTAIN” on my proxy card?

We will count a properly executed proxy card marked “ABSTAIN” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Annual Meeting for the proposals so marked.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the SEC within four business days after the end of the Annual Meeting.

What if I have additional questions that are not addressed here?

If you have any questions or require any assistance regarding our Annual Meeting, please contact our proxy solicitor:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-844-394-4517

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

GOVERNANCE OF THE COMPANY

Executive Officers and Directors

The business and affairs of the Company are managed by or under the direction of the Board.

The following table sets forth the name, age and position of each of the current directors and executive officers of the Company:

Name	Age	Position
Executive Officers
Tyler Danielson	37	Interim Chief Executive Officer and Chief Technology Officer
Robert Potashnick	43	Chief Financial Officer
Brian Chen, PhD	44	Chief Science Officer
Michael Will	42	General Counsel
Non-Employee Directors
Andrew J. Poole(1)(2)(3)	42	Class III Director
Bret Barnes(1)(2)(3)	41	Chairman and Class I Director
Murdoc Khaleghi	42	Class II Director

(1)	Member of nominating and corporate governance committee.

(2)	Member of compensation committee.

(3)	Member of audit committee.

Information regarding the executive officers and directors of the Company is set forth below:

Executive Officers

Tyler Danielson — Interim Chief Executive Officer and Chief Technology Officer

Mr. Danielson has served as the Interim Chief Executive Officer since November 2022 and the Chief Technology Officer of FOXO since 2020. From 2019 to 2020, Mr. Danielson served as Platform Product Owner of Cargill, a global food distributor. Before that, from 2015 to 2019, Mr. Danielson served as User Interface Software Architect at brightpeak financial, a division of Thrivent Financial. Mr. Danielson holds a Master’s Degree in Computer Science from the University of Minnesota.

Robert Potashnick — Chief Financial Officer

Mr. Potashnick has served as the Chief Financial Officer of FOXO since the beginning of 2021. From 2017 to 2020, Mr. Potashnick served in capital planning and business development finance roles at UnitedHealth Group (NYSE American: UNH). Before that, from 2010 to 2017, Mr. Potashnick worked as a certified public accountant at PricewaterhouseCoopers LLP. Other prior work experiences include working in mergers and acquisitions at Blaige & Company and as a trader at Great Point Trading. Mr. Potashnick holds a Bachelor of Arts degree in Economics from Northwestern University, a Master’s Degree in Accountancy from the University of Illinois, and a MBA (Finance/Strategy) from DePaul University.

Brian Chen, PhD — Chief Science Officer

Mr. Chen has served as the Chief Science Officer of FOXO since 2019. Prior to that time, from 2017 to 2019, Mr. Chen served as Vice President of Research and Analytics at Actua Life & Annuity, Ltd., an insurtech startup that later became FOXO Labs, Inc. Mr. Chen holds a Ph.D. degree from University of California, Los Angeles and a Master’s Degree in Public Health from the University of California, Berkeley.

Michael Will — General Counsel

Mr. Will has served as the General Counsel of FOXO since 2019. From 2016 to 2019, Mr. Will served as Legal and Compliance Officer, and then Senior Counsel, of brightpeak financial, a division of Thrivent Financial. Mr. Will also supported Thrivent’s life insurance manufacturing and distribution teams on products including universal life, variable universal life, and whole life plus. Prior to brightpeak/Thrivent, Mr. Will spent ten years in private practice representing property & casualty insurance carriers on a variety of first and third-party coverage matters. Mr. Will holds a Bachelor of Arts degree from Gustavus Adolphus College, and a Juris Doctor degree from the University of St. Thomas School of Law. Mr. Will is licensed to practice law before the state and federal courts of the State of Minnesota.

Non-Employee Directors

Andrew J. Poole — Director

Mr. Poole has served as a director of FOXO since September 2022. He previously served as Chief Executive Officer and Chairman of our predecessor, Delwinds Insurance Acquisition Corp. (“Delwinds”), from its inception until the closing of the Business Combination (as defined below) and has over 18 years of diversified investment experience. Mr. Poole was the Chief Investment Officer of Tiberius, a blank check company which went public in March 2018 with $174.225 million held in trust and which consummated its initial business combination with International General Insurance Holdings Ltd. (Nasdaq: IGIC), or “IGI,” an international specialty insurance and reinsurance group registered in Bermuda, in March 2020 under very challenging market conditions. Upon the closing of Tiberius’ business combination, Mr. Poole joined the board of IGI. Concurrently, since October 2015 he has been and remains an investment consultant at The Gray Insurance Company. Mr. Poole’s most recent role prior to joining Tiberius and The Gray Insurance Company was as Partner and Portfolio Manager at Scoria Capital Partners, LP, a long/short equity hedge fund, where he managed a portion of the firm’s capital including insurance sector investments from 2013 to 2015. Prior to Scoria, Mr. Poole held various positions at Diamondback Capital Management from 2005 to 2012 (including Portfolio Manager from 2011 onwards) and SAC Capital from 2004 to 2005, both of which are multi-strategy multi-manager cross capital structure long/short hedge funds. Earlier, Mr. Poole started his career at Swiss Re (SIX: SREN) working in facultative property placements in 2003 and was on the board of Family Security, a personal lines insurance company, from 2013 to 2015 prior to the sale of the company to United Insurance Holdings Corporation (Nasdaq: UIHC). Mr. Poole is a graduate of The George Washington University. We believe Mr. Poole is qualified to serve on the Board due to his background in investment management of insurance investments, his extensive public company insurance valuation expertise and deep knowledge of, and connections in, the insurance industry.

Murdoc Khaleghi, M.D. — Director

Dr. Khaleghi is a physician with 20 years of experience, and also a researcher and author. He has served as a member of the Board since July of 2021. He currently serves as the Chief Medical Officer of Helium, a role he has held since 2020. From 2012 until 2022, Dr. Khaleghi served as the Chief Medical Officer of WellnessFX. He also served as the Chief Medical Officer of Neurotrack from 2020 until 2022. Dr. Khaleghi also serves as Chief Medical Officer, or on the board of directors, of a number of private medical device and technology companies. From 2015 to 2017, he was the Chief Medical Officer of EverlyWell, where he was the first employee hired. Dr. Khaleghi attended the University of California San Diego and holds a degree in Bioengineering as well as a Doctor of Medicine. Dr. Khaleghi also has an MBA from the University of California, Berkeley, an MBA from Columbia Business School and a Master’s degree in Computer Science from University of Pennsylvania. Dr. Khaleghi holds a medical license from the Colorado Medical Board and the Medical Board of California. We believe that Dr. Khaleghi’s financial and industry experience qualify him to serve on the Board.

Bret Barnes — Chairman and Director

Mr. Barnes has served as a member of the Board since November 2021 and became Chairman in November 2022. Since April 2007, Mr. Barnes has served as a Staff Bioinformatics Scientist for Illumina, Inc. (NASDAQ: ILMN). Mr. Barnes has developed a number of patents and products, including methods to examine methylation of genomic DNA and methods for diagnosing respiratory pathogens and predicting COVID-19 related outcomes. Mr. Barnes has been the core bioinformatics lead on all Infinium Methylation products, including all original and new novel design capabilities. In addition to his array development efforts, Mr. Barnes has been instrumental in developing structural variant detection algorithms via DNA sequencing at Illumina, Inc. Prior to that position, Mr. Barnes served as a Bioinformatics Software Engineer from 2005 to 2007 at Science Applications International Corporation (NYSE American: SAIC). Mr. Barnes holds a Bachelor of Science degree in Bioinformatics from the University of California, Santa Cruz. Mr. Barnes was among the first graduates at University of California, Santa Cruz to receive a degree in bioinformatics. We believe that Mr. Barnes’ industry experience qualifies him to serve on the Board.

Board of Directors

The Board is divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I directors will expire at the first annual meeting of the stockholders following the consummation of the Business Combination, the term of the initial Class II directors will expire at the second annual meeting of the stockholders following the consummation of the Business Combination and the term of the initial Class III director will expire on the third annual meeting of the stockholders following the consummation of the Business Combination.

Directors elected at annual meetings of stockholders following the consummation of the Business Combination will be elected for terms expiring at the next annual meeting of stockholders or until the election and qualification of their respective successors in office, subject to their earlier death, resignation, removal or the earlier termination of his or her term of office. Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Subject to the terms of any preferred stock, any or all of the directors may be removed from office at any time, with or without cause, and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors. Any vacancy on the Board, including a vacancy resulting from an enlargement of the Board, may be filled only by the affirmative vote of a majority of the Company’s directors then in office.

When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of its business and structure, the Board expects to focus primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above in order to provide an appropriate mix of experience and skills relevant to the size and nature of its business.

Director Independence

The Board consists of three members, all of whom qualify as independent within the meaning of the independent director guidelines of NYSE American.

The Company’s Class A Common Stock is listed on NYSE American. Under the rules of NYSE American, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NYSE American require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of NYSE American. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of NYSE American.

We have undertaken a review of the independence of each director and considered whether each director has a material relationship that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, we have determined that Dr. Khaleghi, Mr. Barnes and Mr. Poole are “independent directors” as defined under the listing requirements and rules of NYSE American and the applicable rules of the Exchange Act.

Board Committees

The Board directs the management of its business and affairs, as provided by Delaware law, and will conduct its business through meetings of the Board and standing committees. The Company has a standing audit committee, compensation committee and nominating and corporate governance committee, each of which operates under a written charter.

In addition, from time to time, special committees may be established under the direction of the Board when the Board deems it necessary or advisable to address specific issues. Current copies of the Company’s committee charters are posted on its website, www.foxotechnologies.com, as required by applicable SEC and the NYSE American rules.

Audit Committee

The Company’s audit committee consists of Bret Barnes and Andrew Poole. The Board has determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and the applicable listing standards of the NYSE American. Each member of the Company’s audit committee meets the requirements for financial literacy under the applicable NYSE American rules. In arriving at this determination, the Board has examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.

The Board has determined that Mr. Poole qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE American rules. In making this determination, the Board has considered Mr. Poole’s formal education and previous and current experience in financial and accounting roles. Both the Company’s independent registered public accounting firm and management periodically will meet privately with the Company’s audit committee.

The audit committee’s responsibilities include, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing the Company’s independent registered public accounting firm;

●	discussing with the Company’s independent registered public accounting firm their independence from management;

●	reviewing with the Company’s independent registered public accounting firm the scope and results of their audit;

●	pre-approving all audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and the Company’s independent registered public accounting firm the interim and annual financial statements that the Company files with the SEC;

●	reviewing and monitoring the Company’s accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The composition and function of the audit committee complies with applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and NYSE American listing rules. The Company will comply with future requirements to the extent they become applicable to the Company.

Compensation Committee

The Company’s compensation committee consists of Bret Barnes and Andrew Poole. Bret Barnes and Andrew Poole are non-employee directors, as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has determined that Bret Barnes and Andrew Poole are “independent” as defined under the applicable NYSE American listing standards, including the standards specific to members of a compensation committee.

The compensation committee’s responsibilities include, among other things:

●	reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluating the performance of the Company’s Chief Executive Officer in light of these goals and objectives and setting or making recommendations to the Board regarding the compensation of the Company’s Chief Executive Officer;

●	reviewing and setting or making recommendations to the Board regarding the compensation of the Company’s other executive officers;

●	making recommendations to the Board regarding the compensation of the Company’s directors;

●	reviewing and approving or making recommendations to the Board regarding the Company’s incentive compensation and equity-based plans and arrangements; and

●	appointing and overseeing any compensation consultants.

The composition and function of its compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and the NYSE American listing rules. The Company will comply with future requirements to the extent they become applicable to the Company.

Nominating and Corporate Governance Committee

The Company’s nominating and corporate governance committee consists of Bret Barnes and Andrew Poole. The Board has determined that each of Bret Barnes and Andrew Poole is “independent” as defined under the applicable listing standards of the NYSE American and SEC rules and regulations.

The nominating and corporate governance committee’s responsibilities include, among other things:

●	identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;

●	recommending to the Board the nominees for election to the Board at annual meetings of the Company’s stockholders;

●	overseeing an evaluation of the Board and its committees; and

●	developing and recommending to the Board a set of corporate governance guidelines.

The composition and function of the nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and NYSE American listing rules. The Company will comply with future requirements to the extent they become applicable to the Company.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s compensation committee has ever been an executive officer or employee of the Company. None of the Company’s executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that will serve as a member of the Board or compensation committee.

Role of the Board in Risk Oversight/Risk Committee

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. For example, the Company audit committee will be responsible for overseeing the management of risks associated with the Company’s financial reporting, accounting, and auditing matters; the Company’s compensation committee will oversee the management of risks associated with our compensation policies and programs.

Board Oversight of Cybersecurity Risks

The Company faces a number of risks, including cybersecurity risks and those other risks described under the section titled “Risk Factors” included in its SEC filings. The Board plays an active role in monitoring cybersecurity risks and is committed to the prevention, timely detection, and mitigation of the effects of any such incidents on the Company’s operations. In addition to regular reports from each of the Board’s committees, the Board receives regular reports from management, including its chief technology officer and chief security officer, on material cybersecurity risks and the degree of the Company’s exposure to those risks. While the Board oversees its cybersecurity risk management, management is responsible for day-to-day risk management processes. Management works with third party service providers to maintain appropriate controls. We believe this division of responsibilities is the most effective approach for addressing the Company’s cybersecurity risks and that the Board leadership structure supports this approach.

Limitation on Liability and Indemnification of Directors and Officers

Our Certificate of Incorporation contains provisions that limit the liability of the Company’s directors for damages to the fullest extent permitted by Delaware law. Consequently, the Company’s directors will not be personally liable to the Company or its stockholders for damages as a result of an act or failure to act in his or her capacity as a director, unless:

●	the presumption that directors are acting in good faith, on an informed basis, and with a view to the interests of the corporation has been rebutted; and

●	it is proven that the director’s act or failure to act constituted a breach of his or her fiduciary duties as a director and such breach involved intentional misconduct, fraud or a knowing violation of law.

The Certificate of Incorporation requires the Company to indemnify and advance expenses to, to the fullest extent permitted by applicable law, its directors, officers and agents. The Company maintains a directors’ and officers’ insurance policy pursuant to which the Company’s directors and officers are insured against liability for actions taken in their capacities as directors and officers. Finally, the Certificate of Incorporation prohibits any retroactive changes to the rights or protections or increasing the liability of any director in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

In addition, the Company has entered and will enter into separate indemnification agreements with the Company’s directors and officers. These agreements, among other things, require the Company to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of the Company’s directors or officers or any other company or enterprise to which the person provides services at the Company’s request.

We believe these provisions in the Certificate of Incorporation are necessary to attract and retain qualified persons as directors and officers for the Company.

Meetings of the Board of Directors and Committees

During the year ended December 31, 2022, our Board held a total of three regularly scheduled and special meetings, the audit committee held one meeting, the compensation committee held zero meetings and the nominating and corporate governance committee held zero meetings. Mr. Sabes, a former director, did not attend 2 of the Board meetings. Mr. Barnes did not attend the audit committee meeting.

Prior to the Business Combination, the board of directors of our predecessor, Delwinds, met five times. The board of directors of Delwinds had three standing committees: an audit committee; a compensation committee; and a nominating and corporate governance committee. During the fiscal year ended December 31, 2022, and prior to the consummation of the Business Combination, the audit committee of Delwinds’ board of directors met three times, the compensation committee of Delwinds’ board of directors met zero times and the nominating and corporate governance committee of Delwinds’ board of directors met zero times. In connection with the consummation of the Business Combination in September 2022 and the contemporaneous disbanding of these committees, our Board formed and constituted our three standing committees: an audit committee, compensation committee, and nominating and corporate governance committee.

Corporate Governance Guidelines and Code of Business Conduct

The Board adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable to its directors. In addition, the Board adopted a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers.

The full text of the Company’s Corporate Governance Guidelines and its Code of Business Conduct and Ethics is posted on the Corporate Governance portion of the Company’s website at www.foxotechnologies.com. Information contained on or accessible through the Company’s website is not a part of this proxy statement, and the inclusion of the Company’s website address in this proxy statement is an inactive textual reference only. The Company intends to make any legally required disclosures regarding amendments to, or waivers of, provisions of its Code of Business Conduct and Ethics on its website rather than by filing a Current Report on Form 8-K.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors, officers and persons who beneficially own 10% or more of the Class A Common Stock are required to file reports specifying their initial ownership of Class A Common Stock and subsequent changes in that ownership to the SEC. These reports are required to be filed within specified time periods established by the SEC. Based solely on our review of reports filed with the SEC, we believe that no director, officer, or 10% shareholder failed to timely file in fiscal year ended December 31, 2022 any report required by Section 16(a), other than the following transactions:

(i)	Form 4 filing by Andrew J. Poole, a member of the Board, with respect to one transaction dated September 15, 2022, pertaining to certain distributions related to the Business Combination. Such late Form 4 was filed on September 22, 2022; and

(ii)	Form 4 filing by DIAC Sponsor LLC, purchaser representative of Delwinds’ stockholders from and after the consummation of the Business Combination, pertaining to certain distributions related to the Business Combination. Such late Form 4 was filed on September 22, 2022.

Board Diversity Matrix

	Board Diversity Matrix as of May 4, 2023
Total Number of Directors: 3	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Executive Compensation Overview

Compensation Philosophy

FOXO has designed its compensation and benefits program to attract, retain, incentivize and reward talented and qualified executives who share our philosophy and desire to achieve our enterprise goals. We believe our compensation program should promote the success of FOXO and align executive incentives with the long-term interest of its stockholders. Our current compensation programs reflect our startup origins in that they consist primarily of base salaries and short-term incentive compensation, as well as the grant of options to purchase stock. As we recently transitioned from a private company to a publicly traded company, we intend to evaluate our compensation values and philosophy and compensation plans and arrangements as circumstances require.

Compensation Elements

The compensation for our named executive officers consists of the following:

Compensation Element	Purpose
Base Salary	To provide stable and competitive income.

Equity-Based Compensation	To encourage executives to maximize long-term stockholder value (provided in the form of stock option awards).

Short-Term Incentive Compensation	To motivate and reward short-term behaviors, actions and results that drive long-term value creation.

To accomplish both its short-term and long-term objectives, the compensation program emphasizes pay-for-performance, with two variable components. Base salary is intended to provide a fixed component of compensation commensurate with the executive’s skill set, experience, role and responsibilities, and is compared against those in similar positions at similar companies. Variable components include short-term incentive compensation and long-term equity-based incentives, which are used to align each component of incentive compensation with our short and long-term business objectives. Discretionary biannual incentive bonuses, paid in the form of stock option awards and/or cash, are worth, at maximum, 10% of each named executive officer’s annual base salary per review cycle, for an annual total value of up to 20% of each named executive officer’s base salary.

Summary Compensation Table

The following table sets forth information regarding the total compensation awarded to and earned by our named executive officers for services rendered in all capacities for the years ended December 31, 2022 and 2021.

				Option	Stock
		Salary	Bonus	Awards	Awards	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(2) (3)	($)
Tyler Danielson	2022	205,000	—	22	5,935,600	6,140,622
Interim Chief Executive Officer and Chief Technology Officer	2021	195,000	500	40,845	682	237,027

Brian Chen, PhD	2022	236,000	—	22	5,935,600	6,171,622
Chief Science Officer	2021	236,000	500	49,903	—	286,403

Robert Potashnick	2022	205,000	—	22	3,983,100	4,188,122
Chief Financial Officer	2021	180,000	500	39,148	—	219,648

Jon Sabes	2022	480,000	—	22	27,389,670	27,869,692
Former Chief Executive Officer	2021	480,000	500	1,184	—	481,684

Steven Sabes	2022	200,000	—	22	3,983,100	4,183,122
Former Chief Operating Officer	2021	200,000	500	43,031	—	243,531

(1)	2021 amounts reflect the payment of a holiday bonus earned and paid in the year ended December 31, 2021.

(2)	Amounts reflect the aggregate grant date fair value of stock option awards and restricted stock granted under FOXO’s 2020 Equity Incentive Plan (the “2020 Plan”) to our named executive officers during the year ended December 31, 2021 and 2022, computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. See Note 8 of the audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2022, which was filed with the SEC on March 31, 2023 for a discussion of the relevant assumptions used in calculating this amount for the year ended December 31, 2021. These amounts do not reflect the actual economic value that may be realized by the named executive officer.

(3)	2022 amounts reflect the aggregate fair value of restricted stock as part of FOXO’s Management Contingent Share Plan to our named executive officers during the year ended December 31, 2022, computed in accordance with FASB ASC 718, Compensation – Stock Compensation. See Note 8 of the consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2022, which was filed with the SEC on March 31, 2023 for a discussion of the relevant assumptions used in calculating this amount. These amounts do not reflect the actual economic value that may be realized by the named executive officer.

Narrative Disclosure to the Summary Compensation Table

Equity-Based Compensation

FOXO Technologies Inc. prior to the Business Combination, now known as FOXO Technologies Operating Company (“Legacy FOXO”) previously utilized its 2020 Equity Incentive Plan, or the 2020 Plan, to enable it and its affiliates to attract and retain qualified employees (including officers), consultants and directors to contribute to its long range success, provide incentives that aligned their interests with those of Legacy FOXO stockholders, and promote the success of its business. The Legacy FOXO board of directors adopted, and the Legacy FOXO stockholders approved, the 2020 Plan in 2020. The 2020 Plan governs and previously facilitated the grant of incentive awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards, performance share awards, cash awards and other equity-based awards.

Prior to the closing of the Business Combination, our named executive officers received equity-based compensation in the form of stock option awards under the 2020 Plan, as described below. Under the 2020 Plan, stock option awards generally vest monthly over a three-year period and have a term of five years. Prior to the adoption of the 2020 Plan and the corporate conversion of Legacy FOXO from an LLC to a C-Corp, equity-based compensation was provided in the form of profits interests agreements, as described previously.

Following the approval of the 2022 Plan, the 2020 Plan was terminated and no further awards will be granted under the 2020 Plan.

The following describes certain material terms of the 2020 Plan.

Grants, Generally. The 2020 Plan provided both for the direct award or sale of shares and for the grant of incentive stock options (“ISOs”) and non-qualified stock options (“NSOs”). ISOs may have been granted only to Legacy FOXO employees. All other awards may have been granted to employees, consultants and directors of Legacy FOXO.

The maximum number of shares of Legacy FOXO common stock that may have been issued over the term of the 2020 Plan was 7,000,000 shares on a pre-Business Combination basis, or approximately 4,065,861 on a post-Business Combination basis. As of December 31, 2022, stock options to purchase 2,765,099 shares of FOXO Class A Common Stock on a post-Business Combination basis with a weighted-average exercise price of $7.02 per share were outstanding under the 2020 Plan. Additionally, 30,000 shares on a pre-Business Combination basis or 17,425 on a post-Business Combination basis of restricted stock were granted pursuant to the 2020 Plan to an employee who is a named executive officer now but was not at the time of issuance. There were no outstanding awards under the 2020 Plan other than these options and restricted stock.

Administration. The Legacy FOXO board of directors, or a committee delegated by the Legacy FOXO board of directors, administered the 2020 Plan. Our Board has assumed such role following the Business Combination. During the term and subject to the terms of the 2020 Plan, the administrator had the power to, among other things, construe and interpret the 2020 Plan and apply its provisions, determined when awards were to be granted under the 2020 Plan and the applicable grant date, prescribed the terms and conditions of each award, including, without limitation, the exercise price and medium of payment and vesting provisions, and specified the provisions of the award agreement relating to such grant, made decisions with respect to outstanding awards that may have become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments, and exercised discretion to make any and all other determinations which it determined to be necessary or advisable for the administration of the 2020 Plan.

Options. Each of the named executive officers was granted a mix of ISOs and NSOs. See the “Outstanding Equity Awards” table below for further information about our named executive officers’ outstanding options as of December 31, 2022.

Under the terms of the 2020 Plan, no stock option is exercisable after the expiration of five years from the grant date.

The exercise price per share of options granted under the 2020 Plan must be at least 100% of the fair market value per share of Legacy FOXO common stock on the grant date, subject to certain exceptions. Subject to the provisions of the 2020 Plan, the administrator determined the other terms of options, including any vesting and exercisability requirements, the method of payment of the option exercise price, the option expiration date, and the period following termination of service during which options may remain exercisable.

Adjustments upon Changes in Stock. In the event of changes in the outstanding Legacy FOXO common stock (now, our shares of Class A Common Stock) or in the capital structure of Legacy FOXO by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the 2020 Plan and any award agreements, the exercise price of options, the maximum number of shares of Legacy FOXO common stock subject to all awards set forth above would be equitably adjusted or substituted, as to the number, price or kind of a share of Legacy FOXO common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of such award.

Effect of Change in Control. Unless otherwise provided in an award agreement, in the event of a participant’s termination of continuous service without cause or for good reason (as defined in the 2020 Plan) during the 12-month period following a change in control, all outstanding options will become fully vested and immediately exercisable.

Short-Term Incentive Compensation

As outlined in our compensation policy, our named executive officers are eligible to earn discretionary biannual incentive bonuses. These discretionary incentive bonuses are worth, at maximum, 10% of each named executive officer’s annual base salary per review cycle, for an annual total value of up to 20% of each named executive officer’s base salary. Review cycles occur biannually, following the second and fourth quarter of each year, and discretionary incentive bonuses are paid at the conclusion of these review cycles. Discretionary biannual incentive bonuses awarded to named executive officers are paid in the form of stock option awards, cash, or some combination of the two. As such, since our named executive officers typically received their biannual incentive bonuses in the form of stock options, these amounts, as applicable to each year presented, are included in the “option awards” column of the summary compensation table above.

Agreements with Named Executive Officers

Agreement with Tyler Danielson

We entered into an offer letter with Tyler Danielson on September 3, 2020, pursuant to which Mr. Danielson agreed to serve as our Chief Technology Officer and receive an annual base salary of $195,000. Mr. Danielson’s employment will continue until such time as either the Company or Mr. Danielson terminates employment. Mr. Danielson was granted 17,425 shares of restricted stock on a post-business combination basis as replacement for a signing bonus that was initially intended to be in the form of a Sprinter Van.

Mr. Danielson is also eligible to participate in a discretionary incentive compensation plan and receive annual incentive compensation in the form of cash and/or stock options based on individual performance and the Company’s achievement of certain milestones, with a payment expected to equate to up to 20% of annual base salary. Incentive compensation will be at the discretion of the Company.

Mr. Danielson is also eligible for standard benefit plans made available to management-level employees.

The Company has yet to enter into a new employment agreement with Mr. Danielson to reflect his role as our Interim Chief Executive Officer.

Agreement with Robert Potashnick

We entered into an employment agreement with Robert Potashnick on December 29, 2020, pursuant to which Mr. Potashnick agreed to serve as our Chief Financial Officer and receive an annual base salary of $180,000. Mr. Potashnick’s employment will continue until such time either the Company or Mr. Potashnick terminates the employment agreement.

Mr. Potashnick is eligible to participate in a discretionary incentive compensation plan and receive annual incentive compensation in the form of cash and/or stock options based on individual performance and the Company’s achievement of certain milestones, with a payment expected to equate to up to 20% of annual base salary. No later than thirty days of the commencement date of the employment agreement, the Company compensated Mr.  Potashnick with (i) a cash compensation signing bonus of $30,000; and (ii) an initial grant of 78,413 incentive stock options on a post-Business Combination basis. Additionally, in the absence of an executive incentive compensation plan by the compensation committee of the Board, Mr. Potashnick is eligible for an additional annual bonus of up to 20% of his salary.

The employment agreement provides that Mr. Potashnick is also eligible for standard benefit plans made available to management-level employees.

The Company has the right immediately to terminate Mr. Potashnick’s employment for cause (as defined in his employment agreement) during the employment period upon notice to Mr. Potashnick.

In the event of a termination of Mr. Potashnick’s employment, the Company shall pay Mr. Potashnick: (i) any unpaid base salary on the Company’s regular payday, prorated to the effective date of termination; and (ii) the dollar value of all accrued and unused vacation benefits based upon Mr. Potashnick’s base salary. The Company shall also reimburse Mr. Potashnick in accordance with and subject to the requirements of the Company’s expense reimbursement practices for any reasonable and necessary business expenses incurred by Mr. Potashnick’s on behalf of the Company on or before the date on which his employment terminates, and reported and properly documented on expense reports.

The Company has the right to terminate Mr. Potashnick’s employment without cause during the employment period upon notice to Mr. Potashnick. In the event of a termination without cause (as defined in his employment agreement), the Company will pay Mr. Potashnick severance compensation in an amount equal to an amount of one half of Mr. Potashnick’s base salary in effect on the date on which Mr. Potashnick’s employment is terminated, payable in a lump sum within thirty (30) days after the date of the termination. If Mr. Potashnick is eligible for and elects to continue group health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), he will be allowed to do so. The Company will also pay Mr. Potashnick a bonus under the Company’s equity incentive plan prorated based upon the number of days for which Mr. Potashnick was employed during the period for which such payments are made (e.g., quarter), and any options or other equity incentives which have been granted to Mr. Potashnick shall fully vest on the date of termination.

The CFO employment agreement includes provisions governing Company confidential information, assignment of employee inventions, non-solicitation of employees for 12 months following employment termination, non-competition for one year following any employment termination for cause or without good reason (as defined in the employment agreement) and indemnification rights.

Agreement with Brian Chen

Our predecessor, GWG Holdings, Inc., entered into an employment agreement with Mr. Brian Chen, its Chief Science Officer, as of August 20, 2017, for a five-year initial term that automatically renews for additional one-year terms thereafter. For the years ended December 31, 2022 and 2021, the annual base salary for Mr. Brian Chen was $236,000. By letter agreement, dated October 17, 2019, the CSO employment agreement was amended and provided that Mr. Brian Chen will be eligible to participate in a discretionary incentive compensation plan and receive annual incentive compensation in the form of cash and/or stock options based on individual performance and the company’s achievement of certain milestones, with a payment expected to equate to up to 20% of annual base salary. The CSO employment agreement provides that Mr. Brian Chen is eligible for standard benefit plans made available to management-level employees. If the CSO’s employment ends on account of death or disability, the Company will pay his estate continued salary for one month and continue welfare benefits including paying all premiums for coverage of the CSO’s dependent family members.

The CSO employment agreement includes provisions governing Company confidential information, assignment of employee inventions, non-solicitation of employees for 12 months following employment termination, non-competition for one year following any employment termination for cause or without good reason (as defined in the CSO employment agreement) and indemnification rights.

Agreement with Jon Sabes, our former Chief Executive Officer

Our predecessor, FOXO BioScience LLC, entered into an employment agreement with Mr. Jon Sabes, its Chief Executive Officer (“CEO”), as of April 22, 2020, for a five-year term that was to automatically renew for additional five-year periods unless terminated prior to such renewal by the Company’s board or Mr. Sabes. Pursuant to the terms of the employment agreement, the annual base salary for Mr. Jon Sabes was $480,000. The CEO employment agreement provided that Mr. Sabes will receive an annual cash bonus of up to 50% of his base salary, with such amount determined by the Company’s compensation committee. The CEO employment agreement also made a 10% profits interest grant, although this grant was later terminated when the Company converted to a C corporation and the profits interest grant replaced by stock options. Mr. Sabes was entitled to participate in (i) all human resource benefit programs made available to management-level employees of the Company and its subsidiaries, and (ii) all employee benefit plans and programs made available by the Company. The CEO agreement provided reimbursement for private travel including the family members of Mr. Sabes for both business and personal use, and social club memberships.

In the event Mr. Sabes’ employment was terminated as a result of his death or incapacity, the Company was pay to the estate of Mr. Sabes an amount equal to his then current base salary through the balance of the agreement, including any earned but unpaid annual compensation and the Company would continue the welfare benefit programs provided under the agreement, including paying all premiums for coverage for Mr. Sabes’ dependent family members. In the event Mr. Sabes’ employment was terminated by the board without a renewal term or without Cause (as defined in the CEO employment agreement), then all equity awards immediately vest as specified in the related agreements and Mr. Sabes would receive a severance payment equal to 36 months of his base salary. In the event Mr. Sabes’ employment was terminated by the Company with Cause (as defined in the CEO employment agreement) or Mr. Sabes resigns, then he would not be entitled to any severance or continued benefits.

Under the CEO employment agreement, Mr. Sabes agreed to customary confidentiality provisions and to refrain from soliciting employees of the Company and its affiliates for a period of 12 months following any termination of employment and to a non-competition restriction during the term of the agreement.

Jon Sabes was terminated as the Company’s CEO on November 14 2022. The Company is continuing to review its obligations, if any, to Jon Sabes pursuant to the CEO employment agreement.

Agreement with Steven Sabes, our former Chief Operating Officer

Our predecessor, GWG Holdings, Inc., entered into an employment agreement with Mr. Steven Sabes, its Chief Operating Officer, as of August 20, 2017, for a five-year initial term that automatically renewed for additional one-year terms thereafter. For the years ended December 31, 2022 and 2021, the annual base salary for Mr. Steven Sabes was $200,000. By letter agreement, dated October 17, 2019, the COO employment agreement was amended and provided that Mr. Steven Sabes would be eligible to participate in a discretionary incentive compensation plan and receive annual incentive compensation in the form of cash and/or stock options based on individual performance and the Company’s achievement of certain milestones, with a payment expected to equate to up to 20% of annual base salary. The COO employment agreement provided that Mr. Steven Sabes was eligible for standard benefit plans made available to management-level employees. If the COO’s employment ended on account of death or disability, the Company would pay his estate continued salary for one month and continue welfare benefits including paying all premiums for coverage of the COO’s dependent family members.

The COO employment agreement included provisions governing Company confidential information, assignment of employee inventions, non-solicitation of employees for 12 months following employment termination, non-competition for one year following any employment termination for cause or without good reason (as defined in the COO employment agreement) and indemnification rights.

Steven Sabes was terminated as the Company’s Chief Operating Officer on November 14, 2022.

Outstanding Equity Awards

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers or former named executive officers as of December 31, 2022, on a post-Business Combination basis. The table reflects both vested and unvested stock option awards, bifurcated by grant date.

			Option Awards
Name	Grant Date	Restricted Stock (1)	Vesting Commencement Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Tyler Danielson	9/15/2022	760,000
	1/27/2022			(2)	2	-	15.75	1/27/2027
	8/9/2021			(3)	1,664	2,065	6.51	8/9/2026
	5/11/2021	17,425
	4/2/2021			(4)	37,755	14,520	6.51	4/2/2026

Brian Chen, PhD	9/15/2022	760,000
	1/27/2022			(2)	2	-	15.75	1/27/2027
	8/9/2021			(3)	2,000	2,480	6.51	8/9/2026
	4/13/2021			(5)	670,026	2,238	6.51	4/13/2026

Robert Potashnick	9/15/2022	510,000
	1/27/2022			(2)	2	-	15.75	1/27/2027
	8/9/2021			(3)	1,591	1,980	6.51	8/9/2026
	4/2/2021			(6)	52,277	26,136	6.51	4/2/2026

Jon Sabes (9)	9/15/2022	1,169,000
	1/27/2022			(2)	2	-	15.75	1/27/2027
	4/2/2021			(7)	832,805	26,764	6.51	4/2/2026

Steven Sabes	1/27/2022			(8)	2	N/A	15.75	1/12/2023
	Various			(8)	390,085	N/A	6.51	1/12/2023

(1)	Restricted stock was issued in 2022 as part of the Company’s Management Contingent Share Plan and is subject to time, performance, and service conditions. The shares held by Mr. Jon Sabes that are subject to forfeiture pursuant to the Management Contingent Share Plan are pending a review of the Company’s obligations to vest these shares in connection with Mr. Jon Sabes’ termination. The amount shown reflects shares associated with a performance obligation that was met at the time of Mr. Jon Sabes’ termination. The restricted stock issued to Tyler Danielson is fully vested.

(2)	Stock granted on January 27, 2022 began vesting at grant date and are fully vested as of December 31, 2022.

(3)	The option award vests monthly over a three-year period from the grant date.

(4)	On April 2, 2021, Mr. Tyler Danielson was granted a total of 52,275 stock option awards. The 14,520 stock option awards granted to Mr. Danielson that are unvested as of December 31, 2022 will vest in equal monthly installments through December 31, 2023.

(5)	On April 13, 2021, Mr. Brian Chen was granted a total of 672,264 stock option awards, a portion of which reflect compensation awards for services rendered prior to the adoption of the 2020 Plan. Of the 2,238 stock option awards granted to Mr. Chen that are unvested as of December 31, 2022, (i) 834 will vest in equal monthly installments from January 1, 2023 to June 30, 2023; and (ii) 1,404 will vest in equal monthly installments from January 1, 2023 to December 31, 2023.

(6)	On April 2, 2021, Mr. Robert Potashnick was granted a total of 78,413 stock option awards. The 26,136 stock option awards granted to Mr. Potashnick that are unvested as of December 31, 2022 will vest in equal monthly installments through December 31, 2023.

(7)	On April 2, 2021, Mr. Jon Sabes was granted a total of 859,569 stock option awards, a portion of which reflect compensation awards issued as replacement for prior profits interests cancelled in 2020 and for services rendered prior to the adoption of the 2020 Plan. Of the 26,764 stock option awards granted to Mr. Jon Sabes that are unvested as of December 31, 2022, (i) 22,426 will vest in January 2023; (ii) 1,446 will vest in equal monthly installments from January 1, 2023 to June 30, 2023; and (iii) 2,892 will vest in equal monthly installments from January 1, 2023 to December 31, 2023.

(8)	Mr. Steven Sabes had three months from his termination of continuous service to exercise his options in accordance with our 2020 Plan. The options were not exercised within the allotted time and have since been forfeited.

(9)	The shares held by Mr. Jon Sabes that are subject to forfeiture pursuant to the Management Contingent Share Plan are pending a review of the Company’s obligations to vest these shares in connection with Mr. Sabes termination. The amount shown reflects shares associated with a performance obligation that was met at the time of his termination. The Company is additionally reviewing its obligations to Mr. Sabes related to the immediate vesting of options. The amount shown reflects options vested based on his continuous service as a director as of December 31, 2022. Mr. Sabes no longer provides continuous service upon his resignation from the Board and has three months from his resignation on January 29, 2023 to exercise any of his remaining options.

Director Compensation

Non-Employee Director Compensation Table

The following table presents the total compensation earned and paid to non-employee member directors of the Legacy FOXO board during the year ended December 31, 2022. Mr. Jon Sabes, our former Chief Executive Officer, did not receive any compensation for his service as a member of the Legacy FOXO board during any period presented. Mr. Sabes’ compensation for service as an employee is presented above under the heading “Summary Compensation Table” above. In addition to the compensation outlined below, we reimbursed non-employee members of the Legacy FOXO board for reasonable travel expenses, and out-of-pocket costs incurred in attending meetings of the Legacy FOXO board or events attended on behalf of Legacy FOXO.

Name	Year	Fees Earned and Paid in Cash ($)(4)	Option Awards ($) (5)	Stock Awards ($) (6)	Total ($)(7)
Bret Barnes(1)	2022	45,000	308,580	390,500	744,080
Murdoc Khaleghi(2)	2022	45,000	-	390,500	435,500
Andrew Poole	2022	-	-	-	-
Laurence Zipkin(3)	2022	45,000	-	-	45,000
Lyle Berman(3)	2022	45,000	-	-	45,000

(1)	Bret Barnes was appointed to the Legacy FOXO board in November of 2021 and given the timing of his appointment to the Legacy FOXO board, and ongoing valuation work, Mr. Barnes was not granted any equity-based compensation awards during the year ended December 31, 2021. The restricted stock grant to Mr. Barnes was part of the Company’s Management Contingent Share Plan. During the year ended December 31, 2022, Mr. Barnes was also granted options valued at $133,200 for serving on the Company’s Scientific Advisory Board.

(2)	The restricted stock grant to Dr. Khaleghi was part of the Company’s Management Contingent Share Plan. Dr. Khaleghi also received $99,000 in cash and $624,800 worth of shares from the Management Contingent Share Plan during the year ended December 31, 2022 as fees for his services under his Contractor Agreement with Legacy FOXO (see “Certain Relationships and Related Person Transactions — Legacy FOXO — Contractor Agreement”). Dr. Khaleghi was supposed to be issued options as part of his Contractor Agreement but agreed to accept shares under the Management Contingent Share Plan instead. Dr. Khaleghi was also granted options valued at $133,200 for serving on the Company’s Scientific Advisory Board.

(3)	Lyle Berman and Laurence Zipkin were appointed and no longer serve on the Legacy FOXO board.

(4)	Amounts represent cash compensation earned and paid during the year ended December 31, 2022 for services rendered by each member of the Legacy FOXO board. Cash compensation amounts are paid in the final month of each calendar quarter for services rendered during that respective quarter.

(5)	Amounts reflect the aggregate grant date fair value of stock option awards granted under the 2020 Plan to non-employee members of Legacy FOXO board during the year ended December 31, 2022, computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. See Note 8 of the audited consolidated financial statements included elsewhere in this registration statement for a discussion of the relevant assumptions used in calculating this amount. During the year ended December 31, 2022, Mr. Bret Barnes was granted 69,500 stock option awards as compensation for joining the Board and for services rendered.

(6)	Amounts reflect the aggregate grant date fair value of restricted stock granted under FOXO’s Management Contingent Share Plan computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. See Note 8 of the interim unaudited consolidated financial statements included elsewhere in this registration statement for a discussion of the relevant assumptions used in calculating this amount for the three and nine months ended September 30, 2022. These amounts do not reflect the actual economic value that may be realized by the named executive officer.

(7)	The compensation committee has not yet determined compensation for the FOXO Board. Accordingly, all compensation relates to the Legacy FOXO board of directors.

Post-Combination Director Compensation

In April 2023, based on the recommendation of our compensation committee, our Board approved the following annual retainers for the fiscal year ending December 31, 2023: $15,000 for service as chair of our audit committee, $10,000 for service as chair of our compensation committee, $7,500 for service as chair of our nominating and corporate governance committee, $10,000 for service as a non-chair member of our audit committee, $6,750 for service as a non-chair member of our compensation committee, $5,000 for service as a non-chair member of our nominating and corporate governance committee, $35,000 for service as the non-executive chairman of the Board, $15,000 for service as the lead director, and $121,000 for service as a director. In approving these retainers, our compensation committee and Board considered the FW Cook 2022 Director Compensation Report to inform its decision making. In addition, the Board approved one-time bonuses of $51,843.75, $35,291.67, and $41,635.42 for Mr. Barnes, Dr. Khaleghi, and Mr. Poole, respectively, which amounts represent each director’s total annual retainers, prorated for three and a half months of service. 52.5% of each director’s total compensation for fiscal year ending December 31, 2023 will be paid in equity and 47.5% will be paid in cash. Although the Board has approved the foregoing terms of this director compensation plan, it has determined not to authorize the Company to make any awards, stock issuances or cash payments thereunder until such time as the Board formally implements the plan. Other material terms of the plan, including specific award schedules and the formula to be used to calculate the value of the stock issuance portion of each director’s compensation, will be determined by the Board at such time as the Board approves the formal implementation of the plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of April 10, 2023, the number of shares of Class A Common Stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all executive officers and directors as a group. Information relating to beneficial ownership of Class A Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days from April 10, 2023. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder’s address is c/o FOXO Technologies Inc., 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401.

Applicable percentage of ownership is based on 27,418,069 shares of Class A Common Stock issued as of April 10, 2023.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (10)	% of Class (11)
Directors and Executive Officers:
Andrew Poole (1)	1,169,162	4.3%
Murdoc Khalegi (2)	162,419	*
Bret Barnes (3)	75,693	*
Brian Chen (4)	1,434,052	5.1%
Tyler Danielson (5)	823,519	3.0%
Robby Potashnick (6)	575,354	2.1%
Michael Will (7)	553,199	2.0%
All directors and executive officers as a group (7 individuals)	4,793,398	16.9%

Five Percent Holders:
GWG Holdings, Inc. (8)	4,646,698	16.9%
Jon Sabes (9)	3,740,098	13.1%

*	less than 1%.

(1)	Includes (i) 730,142 shares of Class A Common Stock held by Mr. Poole; (ii) 42,500 shares of Class A Common Stock underlying Private Warrants (as defined below) held by Mr. Poole; and (iii) 396,520 shares of Class A Common Stock held in irrevocable trusts for the benefit of Mr. Poole’s children, over which Mr. Poole exercises voting control.

(2)	Includes (i) 130,000 shares of Class A Common Stock held by Dr. Khaleghi that are subject to forfeiture pursuant to the Management Contingent Share Plan; and (ii) 32,419 shares of Class A Common Stock underlying vested options and options expected to vest by June 9, 2023 held by Dr. Khaleghi.

(3)	Includes (i) 50,000 shares of Class A Common Stock held by Mr. Barnes that are subject to forfeiture pursuant to the Management Contingent Share Plan; and (ii) 25,693 shares of Class A Common Stock underlying vested options and options expected to vest by June 9, 2023 held by Mr. Barnes.

(4)	Includes (i) 760,000 shares of Class A Common Stock held by Mr. Chen that are subject to forfeiture pursuant to the Management Contingent Share Plan; and (ii) 674,052 shares of Class A Common Stock underlying vested options and options expected to vest by June 9, 2023 held by Mr. Chen.

(5)	Includes (i) 17,425 shares of Class A Common Stock held by Mr. Danielson, (ii) 760,000 shares of Class A Common Stock held by Mr. Danielson that are subject to forfeiture pursuant to the Management Contingent Share Plan; and (iii) 46,094 shares of Class A Common Stock underlying vested options and options expected to vest by June 9, 2023 held by Mr. Danielson.

(6)	Includes (i) 510,000 shares of Class A Common Stock held by Mr. Potashnick that are subject to forfeiture pursuant to the Management Contingent Share Plan; and (ii) 65,354 shares of Class A Common Stock underlying vested options and options expected to vest by June 9, 2023 held by Mr. Potashnick.

(7)	Includes (i) 510,000 shares of Class A Common Stock held by Mr. Will that are subject to forfeiture pursuant to the Management Contingent Share Plan; and (ii) 43,199 shares of Class A Common Stock underlying vested options and options expected to vest by June 9, 2023 held by Mr. Will.

(8)	The business address for GWG Holdings, Inc. is 325 North St. Paul Street, Suite 2650, Dallas, TX 75201.

(9)	Includes (i) 181,511 shares of Class A Common Stock underlying Assumed Warrants (as defined below) and 372,680 shares of Class A Common Stock held by JK-JBM Family Investment LLC over which Mr. Sabes exercises voting control; (ii) 1,169,000 shares of Class A Common Stock held by Mr. Sabes that are subject to forfeiture pursuant to the Management Contingent Share Plan,; (iii) 855,233 shares of Class A Common Stock underlying vested options held by Mr. Sabes; and (iv) 1,161,674 shares of Class A Common Stock held by FOXO Management, LLC over which Mr. Sabes exercises voting control. The shares held by Mr. Sabes that are subject to forfeiture pursuant to the Management Contingent Share Plan are pending a review of the Company’s obligations to vest these shares in connection with Mr. Sabes termination. The amount shown reflects shares associated with a performance obligation that was met at the time of his termination. The Company is additionally reviewing its obligations to Mr. Sabes related to the immediate vesting of options. The amount shown reflects options vested based on his service as a director through his resignation date. Mr. Sabes resigned from the Board on January 29, 2023 and has three months following his continuous service to exercise his options.

(10)	These amounts are based upon information available to the Company as of the date of this filing.

(11)	To our knowledge, except as indicated in the footnotes above and subject to state community property laws where applicable, all beneficial owners named in the beneficial ownership table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2022 regarding equity compensation plans approved by our security holders. As of December 31, 2022, we had no awards outstanding under equity compensation plans that have not been approved by our security holders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities reflected in Column (a))(1)
	(a)		(b)	(c)
Equity compensation plans approved by security holders	2,765,099	(2)	$7.02	3,286,235

(1)	Consists of shares of Class A Common Stock available for future issuance under the 2022 Plan.
(2)	Consists of shares of Class A Common Stock subject to outstanding equity awards under the Legacy FOXO 2020 Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Delwinds

On February 23, 2022, Delwinds issued a promissory note in the principal amount of up to $2,000,000 to the Sponsor (the “Sponsor February Promissory Note”). The Sponsor February Promissory Note was issued in connection with advances the Sponsor has made to Delwinds for working capital expenses. As of the date of this registration statement, $500,000 was still outstanding under the Sponsor February Promissory Note.

On February 24, 2022, in connection with the Transaction, concurrent with the execution of the Merger Agreement, Andrew J. Poole, Delwinds’ Chairman and Chief Executive Officer, and The Gray Insurance Company, which is an affiliate of certain of Delwinds’ officers and directors (the “Backstop Investors”) entered into Backstop Subscription Agreements (the “Backstop Subscription Agreements”) pursuant to which the Backstop Investors agreed, subject to the terms and conditions of the Backstop Subscription Agreements, to purchase certain newly-issued shares of Class A Common Stock, contingent upon the occurrence of certain events, including the amount of Class A Common Stock redeemed upon consummation of the Business Combination and other contingencies. Concurrent and in connection with Delwinds entering into a Forward Purchase Agreement with Meteora Capital Partners or its affiliates, Delwinds and the Backstop Investors entered into revised Backstop Subscription Agreements (the “Revised Backstop Subscription Agreements”), the terms of which were also approved and agreed by Legacy FOXO. As a result of the terms of the Revised Backstop Subscription Agreements, the Backstop Investors did not subscribe for Delwinds shares concurrent with the consummation of the Business Combination pursuant to such agreements, in connection with Delwinds entering into the Forward Purchase Agreement with Meteora.

Delwinds has entered into a registration and stockholder rights agreement with respect to the private placement units, the units issuable upon conversion of working capital loans (if any) and the shares of Delwinds Class A Common Stock issuable upon exercise of the foregoing and upon conversion of the Founder shares.

On September 14, 2022, the Sponsor forfeited 600,000 shares of Delwinds Class B Common Stock and assigned all of its remaining securities of the Company to certain assignees pursuant to securities assignment and joinder agreements (the “Distribution”), pursuant to which such assignees became parties to the Existing Letter Agreement, as amended by the Insider Letter Amendment, the Registration Rights Agreement, dated as of December 10, 2020, and Warrant Agreement, dated as of December 10, 2020, as applicable.

Administrative Support Agreement

Delwinds agreed, commencing on the effective date of the IPO through the earlier of the Delwinds’ consummation of a business combination and its liquidation, to pay an affiliate of the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. At December 31, 2021 and 2020, a total of $5,000 was recorded as due to Sponsor on the balance sheet related to this agreement. For the years ending December 31, 2021 and 2020, under this agreement we paid a total of $120,000 and $0, respectively.

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent registered accounting firm) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked the sponsor to reserve for such indemnification obligations, nor have we independently verified whether the sponsor has sufficient funds to satisfy its indemnity obligations and believe that the sponsor’s only assets are securities of our company. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Legacy FOXO

Other than compensation arrangements, the following is a summary of the transactions and series of similar transactions since January 1, 2020, or any currently proposed transactions, to which Legacy FOXO was a participant or will be a participant, in which:

●	the amounts involved exceeded or will exceed $120,000; and

●	any of our directors, executive officers or holders of more than 5% of our voting securities, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and named executive officers are described elsewhere in this registration statement.

Sales and Purchases of Securities

Convertible Debenture Sales

During the three months ended March 31, 2021, Legacy FOXO entered into separate Securities Purchase Agreements and other 2021 Bridge Agreements, with the 2021 Bridge Investors, pursuant to which Legacy FOXO issued $11,812,500 in aggregate principal amount of the 2021 Bridge Debentures. Legacy FOXO received net proceeds of $9,612,007 from the sale of the 2021 Bridge Debentures after the original issue discount of 12.5% and deducting fees and expenses of $887,993. The 2021 Bridge Debentures were issued in three tranches, on January 25, 2021, February 23, 2021, and March 4, 2021. The 2021 Bridge Debentures mature twelve months from the initial issuance dates, bear interest at a rate of 12% per annum, and require interest only payments on a quarterly basis. We retained the right to extend the maturity date for each issuance for an additional three-month period and incur an extension amount rate of 110% of the outstanding balance of the 2021 Bridge Debenture. The 2021 Bridge Debentures allow for both: (i) voluntary conversion of aggregate principal and accrued and unpaid interest to shares of Class A Common Stock at the option of the holder at a price per share equal to OIP and (ii) mandatory conversion of aggregate principal and accrued and unpaid interest upon our consummation of offering of common stock, including a special purpose acquisition company transaction, for an aggregate price of at least $5,000,000 at a price per share equal to the lower of (a) 70% of the offering price per share or (b) OIP. On January 25, 2021, Legacy FOXO also issued convertible debentures to its serving Chief Executive Officer and Chief Operating Officer, and to the Consultant (as defined below) that provided consulting services to Legacy FOXO, on the same terms as the 2021 Bridge Debentures issued to the 2021 Bridge Investors.

Effective February 22, 2022, pursuant to the 2021 Bridge Amendment, Legacy FOXO and the requisite 2021 Bridge Investors amended the terms of certain 2021 Bridge Agreements to, among other things: (i) expand the definition of “Qualified Offering” to include certain transactions with a special purpose acquisition company, (ii) permit Legacy FOXO to undertake the issuance of the 2022 Bridge Debentures, (iii) allow Legacy FOXO to further extend the maturity dates of the 2021 Bridge Debentures by 5 months under certain circumstances and (iv) implement additional premiums payable on the outstanding principal amount of the 2021 Bridge Debentures under certain circumstances.

Contractor Agreement

In October 2021, Legacy FOXO entered into a Contractor Agreement with Dr. Murdoc Khaleghi, one of its directors, under which Dr. Khaleghi serves as our Chief Medical Officer. The Agreement is for an initial 12 month term and renews on a month-to-month basis thereafter subject to termination by either party on 10 days’ notice. We pay Dr. Khaleghi $9,000 per month and reimbursement of out-of-pocket expenses.

Indemnification Agreements

Section 145 of the DGCL authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act.

Our Certificate of Incorporation provides for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the DGCL, and our Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the DGCL.

In addition, we have entered and will enter into indemnification agreements with directors, officers, and some employees containing provisions which are in some respects broader than the specific indemnification provisions contained in the DGCL. The indemnification agreements will require our Company, among other things, to indemnify its directors against certain liabilities that may arise by reason of their status or service as directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Consulting Agreement

In April 2022, Legacy FOXO executed a consulting agreement with Bespoke Growth Partners, Inc., a company controlled by Mark Peikin (the “Consultant”), which was subsequently amended on June 1, 2022. The Consultant was considered to be a related party of the Company as a holder of more than 5% of Legacy FOXO Class A Common Stock prior to the Business Combination. The agreement has a term of twelve months, over which the Consultant is to provide services that include, but are not limited to, advisory services relating to the implementation and completion of an event that will result in Legacy FOXO being publicly listed and subject to Exchange Act. Following the execution of the agreement, as compensation for such services to be rendered as well as related expenses over the term of the contract, the Consultant was paid a cash fee of $1,425. The consulting agreement also calls for the payment of an equity fee as compensation for such services. Legacy FOXO issued 1,500,000 shares of Class A Common Stock to the Consultant. These shares are intended to convert into no less than 800,000 shares of Class A Common Stock of the Company after the consummation of the Business Combination. To the extent that adjustments to the Conversion Ratio reduce the Consultant’s converted shares to an amount less than 800,000, the Consultant is to be issued make-up shares to ensure they are the holder of 800,000 shares of Class A Common Stock of the Company following the close of the Business Combination. The shares ultimately converted into 871,256 shares of Class A Common Stock of the Company.

Policies for Approval of Related Person Transactions

Our Board reviews and approves transactions with related persons (as defined below). Prior to our Board’s consideration of a transaction with a related person, the material facts as to the related person’s relationship or interest in the transaction are disclosed to the Board, and the transaction is not considered approved by the Board unless a majority of the directors who are not interested in the transaction approve the transaction.

The Company adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

●	any person who is, or at any time during the applicable period was, one of the Company’s officers or one of the Company’s directors;

●	any person who is known by the Company to be the beneficial owner of more than 5% of the Company’s voting stock;

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than 5% of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than 5% of its voting stock; and

●	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee of the Board has the responsibility to review related party transactions.

PROPOSAL 1 – ELECTION OF DIRECTOR

Nominees for Election to Board

The director to be elected at the Annual Meeting shall be elected for a term expiring at the next annual meeting of stockholders. Unless otherwise instructed, the persons named in the accompanying proxy card intend to vote the shares represented by the proxy for the election of the nominee listed below. Although it is not anticipated that the nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected.

The following table sets forth the nominee for membership on the Board. It also provides certain information about the nominee as of the Record Date.

Name	Age	Position	Director Since
Bret Barnes	41	Director	2021

Mr. Barnes was previously designated as a Class I director. In accordance with the Certificate of Incorporation, all directors elected at annual meetings of stockholders following the effectiveness of the Certificate of Incorporation will not be classified and instead will be elected for terms expiring at the next annual meeting of stockholders or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Accordingly, if elected, Mr. Barnes will no longer be classified as a Class I director and instead will serve until the next annual meeting of stockholders or until the election and qualification of his successor in office, subject to his earlier death, resignation or removal.

For the biography of our director nominee and other related information, please see “Governance of the Company” section of this Proxy Statement.

REQUIRED VOTE

Under applicable Delaware law, the election of the nominee requires the affirmative vote by a plurality of the shares of Class A Common Stock present and entitled to vote on the election of directors at the Annual Meeting. Accordingly, the directorship to be filled at the Annual Meeting will be filled by the nominee receiving the highest number of votes. You may withhold votes from the director nominee. “Withheld” votes are not counted in determining whether a plurality of votes was received by a director nominee. Broker non-votes will have no effect on this proposal, assuming that a quorum is present. As Mr. Barnes is the sole nominee, assuming one vote is cast for Mr. Barnes’ election, he will receive a plurality of the votes at the Annual Meeting and be elected.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE.

PROPOSAL 2 – AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT

Overview

On May 3, 2023, the Board acted unanimously to adopt the proposal for a reverse split (the “Reverse Split Proposal”) to amend Article IV of our Certificate of Incorporation to enable a potential reverse stock split of our issued and outstanding Class A Common Stock at a ratio ranging from one-for-ten (1:10) to one-for-one hundred (1:100) (the “Reverse Split”) with the exact ratio within such range to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion provided that the Reverse Split be effected prior to the one-year anniversary of the date the Reverse Split is approved by our stockholders. The Board is now asking you to approve this Reverse Split Proposal.

Effecting the Reverse Split requires that Article IV of our Certificate of Incorporation be amended to include a reference to the Reverse Split. If approved, the Reverse Split will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation, in the form attached to this proxy statement as Appendix A, with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board and prior to the one-year anniversary of the date the Reverse Split is approved by our stockholders.

If implemented, except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Class A Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not be affected by the Reverse Split.

The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Split.

Purpose and Rationale for the Reverse Split

Our Board strongly believes that the Reverse Split is necessary to maintain our listing on NYSE American.

Our Class A Common Stock is traded on the NYSE American under the symbol “FOXO”. To continue our listing on the NYSE American, we must comply with NYSE American rules. NYSE American Company Guide Section 1003(f)(v) provides that the NYSE American may delist a security when it sells for a substantial period of time at a low price per share. Our Class A Common Stock has traded below $1.00 since October 18, 2022 through January 30, 2023, and again from January 31, 2023 through February 10, 2023. Our Class A Common Stock has been trading below $1.00 since February 10, 2023 and on April 10, 2023, the closing price was $0.35. Our Board has considered the potential harm to us and our stockholders should NYSE American delist our Class A Common Stock from NYSE American. Delisting could adversely affect the liquidity of our Class A Common Stock since alternatives, such as the OTC Markets, are generally considered to be less efficient markets. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Class A Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Class A Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. These policies reduce the number of potential investors in our Class A Common Stock at its current market price. Our Board believes that a Reverse Split is a potentially effective means for us to increase the per share market price of our Class A Common Stock and to avoid, or at least mitigate, the likely adverse consequences of our Class A Common Stock being delisted from the NYSE American by producing the immediate effect of increasing the bid price of our Class A Common Stock.

Management and the Board have considered the potential harm to us and our stockholders should NYSE American delist our Class A Common Stock. The Board believes that the increased market price of our Class A Common Stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our Class A Common Stock and other securities and will encourage interest and trading in our Class A Common Stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our Class A Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Class A Common Stock. The Reverse Split could help increase analyst and broker interest in our Class A Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our Class A Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

In addition, because the number of authorized shares of our Class A Common Stock will not be reduced, the Reverse Split will result in an effective increase in the authorized number of shares of our Class A Common Stock. The effect of the relative increase in the amount of authorized and unissued shares of our Class A Common Stock would allow us to issue additional shares of Class A Common Stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of Class A Common Stock each time such an action is contemplated, subject to applicable NYSE American rules.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Class A Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Class A Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on NYSE American.

Potential Disadvantages of the Reverse Split

We cannot assure you that the Reverse Split will accomplish any of the above objectives for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Class A Common Stock will increase the market price of our shares, we cannot assure you that the Reverse Split will increase the market price of our Class A Common Stock by a multiple equal to the number of pre-split shares, or result in any permanent increase in the market price of our Class A Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of Class A Common Stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of Class A Common Stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Class A Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Class A Common Stock could encourage interest in our Class A Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Except as set forth in this Proxy Statement, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Class A Common Stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of our securities, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of Class A Common Stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any Class A Common Stock or securities convertible into Class A Common Stock except on terms that the Board deems to be in the best interests of us and our stockholders.

Determination of the Ratio for the Reverse Split

In determining the split ratio to use, the Board will consider numerous factors, including the historical and projected performance of our Class A Common Stock and prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Class A Common Stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the split ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Class A Common Stock issued and outstanding as of April 10, 2023, after completion of the Reverse Split, we will have between 2,741,807 and 274,181 shares of Class A Common Stock outstanding, which excludes 2,140,761 shares of Class A Common Stock held as treasury shares, depending on the “Approved Split Ratio” selected by the Board.

Principal Effects of the Reverse Split

After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of Class A Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Class A Common Stock will not be affected by the proposed Reverse Split (other than as a result of the rounding up of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Class A Common Stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our Class A Common Stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split.

The following table contains the approximate number of issued and outstanding shares of Class A Common Stock, and the estimated per share trading price following a one-for-ten (1:10), one-for-fifty (1:50) and one-for-one hundred (1:100) Reverse Split, without giving effect to any adjustments for fractional shares of Class A Common Stock or the issuance of any derivative securities, as of April 10, 2023.

After Each Reverse Split Ratio

	Current	1:10	1:50	1:100
Class A Common Stock Authorized(1)	500,000,000	500,000,000	500,000,000	500,000,000
Class A Common Stock Outstanding	27,418,069	2,741,807	548,361	274,181
Number of Shares of Class A Common Stock Reserved for Issuance(2)	17,840,154	1,784,015	356,803	178,402
Number of Shares of Class A Common Stock Authorized but Unissued and Unreserved	454,741,777	495,474,178	499,094,836	499,547,418
Price per share, based on the closing price of our Class A Common Stock on April 10, 2023(3)	$0.35	$3.50	$17.50	$35.00

(1)	The Reverse Split will not have any impact on the number of shares of Class A Common Stock we are authorized to issue under our Certificate of Incorporation.

(2)	Consists of:

●	10,062,500 shares of Class A Common Stock issuable upon exercise of publicly-traded warrants at an exercise price of $11.50 per share (the “Public Warrants”);

●	316,250 shares of Class A Common Stock issuable upon exercise of private warrants at an exercise price of $11.50 per share (the “Private Warrants”);

●	1,905,853 shares of Class A Common Stock issuable upon exercise of warrants at an exercise price of $6.21 per share (the “Assumed Warrants”);

●	2,269,316 shares of Class A Common Stock issuable upon exercise of outstanding stock options issued under the 2020 Plan; and

●	3,286,235 shares of Class A Common Stock that may be issued under the 2022 Plan.

(3)	The price per share indicated reflects solely the application of the Approved Split Ratio to the closing price of the Class A Common Stock on April 10, 2023.

After the effective date of the Reverse Split, our Class A Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Class A Common Stock.

Our Class A Common Stock and Public Warrants are currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Class A Common Stock or Public Warrants under the Exchange Act. Our Class A Common Stock and Public Warrants will continue to be reported on NYSE American under the symbols “FOXO” and “FOXO WS,” respectively.

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the per share exercise price and the number of shares issuable upon the exercise of the Public Warrants, the Private Warrants and the Assumed Warrants, in accordance with the Approved Split Ratio.

The adjustments to these securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Class A Common Stock being delivered upon such exercise, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on Stock Option Plans

We have equity incentive plans designed primarily to provide stock-based incentives to employees pursuant to which we have issued stock options to purchase shares of the Class A Common Stock. In the event of a Reverse Split, the Board shall make appropriate adjustment to awards granted under the equity incentive plans. Accordingly, if the Reverse Split is approved by our stockholders and the Board decides to implement the Reverse Split, as of the effective date the number of all outstanding option grants, the number of shares issuable and the exercise price, as applicable, relating to options under our equity incentive plans, will be proportionately adjusted using the Approved Split Ratio. The Board has also authorized us to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Split, including any applicable technical, conforming changes.

The number of shares issuable under any individual outstanding stock option shall be rounded up as permitted under the specific terms of our 2022 Plan and the 2020 Plan. Commensurately, the exercise price under each stock option would be increased proportionately such that upon exercise, the aggregate exercise price payable by the optionee to us would remain the same. Furthermore, the aggregate number of shares currently available under the 2022 Plan for future stock option and other equity-based grants will be proportionally reduced to reflect the Approved Split Ratio.

Effective Date

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of the Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of the State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware to effect the Reverse Split will be determined by our Board in its sole discretion. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. Finally, the Board alone will have sole discretion to determine the final ratio of the Reverse Split within the parameters contained in the Reverse Split Proposal. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of Class A Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Class A Common Stock based on a Reverse Split ratio as determined by the Board in its sole discretion.

If the proposed Reverse Split is not approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Class A Common Stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Class A Common Stock as rounded up to the nearest whole share.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Class A Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Class A Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Record and Beneficial Stockholders

As of the Record Date, we had 54 holders of record of our Class A Common Stock. We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of Class A Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Class A Common Stock they hold after the Reverse Split. Non-registered stockholders holding Class A Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Split than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE(S) AND

SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL THEY ARE REQUESTED TO DO SO.

Anti-Takeover and Dilutive Effects

The authorized Class A Common Stock will not be diluted as a result of the Reverse Split. The Class A Common Stock that is authorized but unissued provides the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock or preferred stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

The par value per share of our Class A Common Stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the Class A Common Stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Class A Common Stock net income or loss and net book value will be increased because there will be fewer shares of Class A Common Stock outstanding. The shares of Class A Common Stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 2 and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Certain Material Federal U.S. Income Tax Consequences of the Reverse Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the Reverse Split by a U.S. stockholder who holds the shares as a capital asset. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of Class A Common Stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of Class A Common Stock is a stockholder who is not a U.S. stockholder.

This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to any stockholder who may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities who elect to use a mark-to-market method of accounting for their securities holdings; (7) U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding Class A Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of Class A Common Stock in connection with employment or other performance of services; (10) dealers and other stockholders who do not own their shares of Class A Common Stock as capital assets; (11) U.S. expatriates, (12) foreign persons; (13) resident alien individuals; or (14) stockholders who directly or indirectly hold their stock in an entity that is treated as a partnership for U.S. federal tax purposes. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the Reverse Split.

There can be no assurance that the Internal Revenue Service (the “IRS”) will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No opinion of counsel or ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Split.

Based on the assumption that the Reverse Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, the following U.S. federal income tax consequences should result from the Reverse Split:

●	a stockholder should not recognize gain or loss in the Reverse Split;

●	the aggregate tax basis of the post-Reverse Split shares should be equal to the aggregate tax basis of the pre-Reverse Split shares; and

●	the holding period of the post-Reverse Split shares should include the holding period of the pre-Reverse Split shares.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF A REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF A REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

REQUIRED VOTE

The affirmative vote of a majority of the outstanding shares of Class A Common Stock entitled to vote at the Annual Meeting is required to approve the Reverse Split Proposal. Abstentions will have the effect of a vote against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE SPLIT.

PROPOSAL 3 – APPROVAL OF THE ISSUANCE OF SHARES IN CONNECTION WITH THE
EXCHANGE OFFER AND CONSENT SOLICITATION IN ACCORDANCE WITH SECTIONS 713(A)
AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE

Overview

Our Class A Common Stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

Pursuant to the Exchange Offer and Consent Solicitation (each as defined below), the Company is offering to issue up to 9,205,270 shares of Class A Common Stock, which could be in excess of 20% of our outstanding Class A Common Stock prior to the issuance, to holders of Assumed Warrants (as defined below) participating in the Exchange Offer, upon the terms and conditions more fully described below. The exact number of shares of Class A Common Stock to be issued in the Exchange Offer will depend on the aggregate amount of Assumed Warrants exchanged for shares of Class A Common Stock in the Exchange Offer.

In addition, we have agreed to issue to each holder of Assumed Warrants participating in the Exchange Offer an additional 5% of the shares of Class A Common Stock originally issued in the Exchange Offer to such participating holder for each 30-day period from (i) the Filing Deadline until the Company files the Registration Statement (each as defined below) or (ii) the Target Effectiveness Date (as defined below) until effectiveness of the Registration Statement, pro-rated for each day beyond the Filing Deadline or Target Effectiveness Date, as applicable, up to a total of 20% of the shares of Class A Common Stock originally issued in the Exchange Offer to such participating holder, which is equal to up to 1,841,054 additional shares.

Therefore, we are asking our stockholders to authorize the issuance of up to 11,046,324 shares of our Class A Common Stock in connection with the Exchange Offer in order to satisfy the stockholder approval requirements of Sections 713(a)and 713(b) of the NYSE American Company Guide.

Assumed Warrants Background

Effective September 15, 2022, we consummated our previously announced business combination of Delwinds and Legacy FOXO (the “Business Combination”) pursuant to the terms of the merger agreement (the “Merger Agreement”) and the other transactions contemplated by the merger agreement, whereby DWIN Merger Sub Inc. merged with and into Legacy FOXO, with Legacy FOXO surviving as a wholly-owned subsidiary of the Company. Upon consummation of the Business Combination, our name changed from Delwinds Insurance Acquisition Corp. to FOXO Technologies Inc.

As a result of and upon the closing of the Business Combination, among other things, warrants originally issued to accredited investors by Legacy FOXO in a private placement of convertible debentures (as amended, the “Original Debentures”) and warrants (as amended, the “Original Warrants” and together with the Original Debentures, the “Original Securities”) were assumed by us (the “Assumed Warrants” and together with the Original Securities, the “Securities”)). The Assumed Warrants have a current exercise price of $6.21 per share for shares of Class A Common Stock of the Company, and have anti-dilution rights that could be triggered by future financings.

The Exchange Offer and Consent Solicitation

On April 27, 2023, we commenced an exchange offer (the “Exchange Offer”), pursuant to a Schedule TO filed with the SEC on such date, which is subject to stockholder approval, whereby registered holders of the Assumed Warrants may exchange all of their Assumed Warrants at a ratio of 4.83 shares of Class A Common Stock for 1 Assumed Warrant. In order to participate in the Exchange Offer, holders of Assumed Warrants must agree to a general release (the “General Release Agreement”).

As part of the Exchange Offer, we also are soliciting consents (the “Consent Solicitation”) to amend and restate, in accordance with its terms, the Securities Purchase Agreement, dated as of January 25, 2021, by and between Legacy FOXO (and assumed by the Company in connection with the Business Combination) and each holder of the Securities (the “Securityholders”) (as amended, the “Original Securities Purchase Agreement”), which governs all of the Securities, pursuant to the terms of an Amended and Restated Securities Purchase Agreement (the “Amendment and Restatement”) to provide that the issuance of shares of Class A Common Stock and certain issuances of Common Stock Equivalents (as defined in the Original Securities Purchase Agreement) in connection with the Exchange Offer, the PIK Note Amendment, the 2022 Debenture Release, a Private Placement and a Public Financing , and as Private Placement Additional Consideration (each as defined below), as well as any previous issuance of Class A Common Stock or Common Stock Equivalents (as defined in the Original Securities Purchase Agreement), do not trigger, and cannot be deemed to have triggered, any anti-dilution adjustments in the Securities.

The shares of Class A Common Stock issuable in the Exchange Offer are “restricted securities” and may not be sold by the holder absent a registration statement covering their resale or an exemption from the registration requirements of federal and applicable state securities laws. The Company will undertake at its sole expense to file a registration statement (the “Registration Statement”) with the SEC covering all of the shares of Class A Common Stock to be issued pursuant to the Exchange Offer promptly following the issuance of such shares of Class A Common Stock to Securityholders in the Exchange Offer, but no later than 30 days thereafter (the “Filing Deadline”). The Company will issue to each holder of Assumed Warrants participating in the Exchange Offer an additional 5% of the shares of Class A Common Stock originally issued in the Exchange Offer to such participating holder for each 30-day period from the Filing Deadline until the Company files the Registration Statement, pro-rated for each day beyond the Filing Deadline, up to a total of 20% of the shares of Class A Common Stock originally issued in the Exchange Offer to such participating holder (the “Additional Shares”).

The Company will use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th day after the Filing Deadline (or the 90th day if the SEC notifies the Company that it will review the Registration Statement) and (ii) the fifth business day after the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be reviewed or will not be subject to further review (the “Target Effectiveness Date”). The Company will issue to each holder of Assumed Warrants participating in the Exchange Offer an additional 5% of the shares of Class A Common Stock originally issued in the Exchange Offer to such participating holder for each 30-day period from the Target Effectiveness Date until the initial Registration Statement is declared effective, pro-rated for each day beyond the Target Effectiveness Date, up to, together with the Additional Shares, a total of 20% of the shares of Class A Common Stock originally issued in the Exchange Offer to such participating holder.

If the Company conducts a Private Placement because the PIK Note Amendment has been approved, each investor who participates in the Private Placement who was a holder of Assumed Warrants or PIK Notes as of the commencement of the Exchange Offer or the PIK Note Offer to Amend (as defined below), as applicable, and each former holder of 2022 Debentures, may receive additional shares of Class A Common Stock or Common Stock Equivalents (as defined in the Original Securities Purchase Agreement or the PIK Note Purchase Agreement (as defined below), as applicable) as further consideration for participating in the Private Placement, in addition to the equity purchase price and other terms of such Private Placement offered to all investors, whether or not such holder of Assumed Warrants tendered Assumed Warrants or consented to the Amendment and Restatement in the Exchange Offer and whether or not such holder of PIK Notes consented to the PIK Note Amendment in the PIK Note Offer to Amend (the “Private Placement Additional Consideration”).

There will be no contractual lock-up with regard to the shares of Class A Common Stock issued pursuant to the Exchange Offer, although any resale of such shares will be subject to the provisions of applicable securities laws.

If all outstanding Assumed Warrants are exchanged in the Exchange Offer, the warrant overhang of 1,905,853 shares would be eliminated and approximately 9,205,270 shares of Class A Common Stock would be issued to Assumed Warrant holders in exchange for the Assumed Warrants.

As of the Record Date, there were 27,418,069 shares of Class A Common Stock outstanding. The shares issuable in the Exchange Offer, assuming all Securityholders participate in the Exchange Offer, represent approximately 31% of the outstanding shares of Class A Common Stock as of such date. The Exchange Offer will expire at 11:59 p.m., Eastern Time, on May 26, 2023, or such later date to which the Company may extend the Exchange Offer.

A more detailed summary of the Exchange Offer has been provided to all Securityholders in the Exchange Offer documents.

Conditions to the Exchange Offer and Consent Solicitation

The Exchange Offer is conditioned upon, among other things, stockholder approval of this proposal, which may not be waived by the Company, and Assumed Warrants being exchanged in the Exchange Offer the holders of which own at least 50.01% in interest of the Original Debentures based on the initial subscription amounts thereof (which is the minimum amount required to amend the Original Securities Purchase Agreement), which may be waived by the Company in its sole discretion. We may cancel the Exchange Offer if any of the conditions of the Exchange Offer are not satisfied prior to the expiration date of the Exchange Offer.

Securityholders who tender Assumed Warrants in the Exchange Offer will automatically be deemed, without any further action, to have given their consent to approval of the Amendment and Restatement and the General Release Agreement.

Purpose of the Exchange Offer

The Exchange Offer is being made to all holders of Assumed Warrants. The purposes of the Exchange Offer are: (i) to allow holders of Assumed Warrants to realize a value on their investment, given that the current market price of the Class A Common Stock is below the Assumed Warrant exercise price per share of $6.21, (ii) to obtain a general release from holders of Assumed Warrants who participate in the Exchange Offer through the receipt of the General Release Agreement, (iii) to reduce or eliminate litigation risk related to the Original Securities Purchase Agreement and the Securities through the Amendment and Restatement as well as through the receipt of the General Release Agreement from each tendering holder, (iv) to provide that the issuance of shares of Class A Common Stock and certain issuances of Common Stock Equivalents (as defined in the Original Securities Purchase Agreement) in connection with the Exchange Offer, the PIK Note Amendment, the 2022 Debenture Release, a private placement of the Company’s equity, equity-linked or debt securities resulting in gross proceeds to the Company no greater than $5 million (a “Private Placement”), and a registered offering of the Company’s equity, equity-linked or debt securities resulting in gross proceeds to the Company no greater than $20 million (a “Public Financing”), and as Private Placement Additional Consideration, as well as any previous issuances or deemed issuances of Class A Common Stock or Common Stock Equivalents (as defined in the Original Securities Purchase Agreement) do not trigger, and cannot be deemed to have triggered, any anti-dilution adjustments in the Securities and (v) to reduce, or eliminate, through the exchange of Assumed Warrants for Class A Common Stock in the Exchange Offer, the anti-dilution adjustment in the Assumed Warrants, which would enable the Company to more easily raise funds through issuance of equity, equity-linked or debt securities.

If our stockholders approve this proposal, we will be able to consummate the Exchange Offer and complete the issuance of shares in the Exchange Offer. If we do not obtain stockholder approval of this proposal, we will not be able to consummate the Exchange Offer and will therefore be unable to enter into the Amendment and Restatement. As a result, the Assumed Warrants will remain outstanding and such securities will be subject to anti-dilution adjustments in future financings to the extent the purchase price is less than $6.21, subject to certain exceptions. Such potential anti-dilution adjustments could materially and adversely affect our available operating capital. If we are unable to access other sources of capital on acceptable terms, our operating capital may be materially reduced, which could materially and adversely affect our results of operations. Any negative impact on our results of operations due to our having reduced operating capital could negatively affect the market value of our Class A Common Stock.

U.S. Federal Income Tax Consequences

Neither the Company nor the Board will make any recommendation to warrant holders as to whether to tender or refrain from tendering their Assumed Warrants. Securityholders must make their own decision as to whether to tender their Assumed Warrants and, if so, how many Assumed Warrants to tender.

We intend to treat holders’ exchange of Assumed Warrants for shares of Class A Common Stock as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code pursuant to which you should recognize gain, but not loss, on the exchange. The amount of gain recognized should equal the amount by which the value of the Class A Common Stock received exceeds the adjusted tax basis in the Assumed Warrants exchanged therefor. Your holding period for the shares received in the exchange should include your holding period for the surrendered Assumed Warrants. However, because there is a lack of direct legal authority regarding the U.S. federal income tax consequences of the exchange of Assumed Warrants for the Class A Common Stock, there can be no assurance in this regard and alternative characterizations are possible by the IRS or a court, including ones that would require U.S. holders to recognize taxable income.

We intend to treat the adoption of the Amendment and Restatement as a deemed exchange of existing “old” Assumed Warrants for “new” Assumed Warrants with the modified terms pursuant to the Amendment and Restatement. Further, we intend to treat such deemed exchange as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code, pursuant to which (i) you should generally not recognize any gain or loss, (ii) your aggregate tax basis in the “new” Assumed Warrants should generally equal your aggregate tax basis in your existing Assumed Warrants, and (iii) your holding period for the “new” Assumed Warrants should generally include your holding period for the surrendered Assumed Warrants. A more detailed summary of tax considerations has been provided to all Securityholders in the Exchange Offer documents.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARES IN
CONNECTION WITH THE EXCHANGE OFFER AND CONSENT SOLICIATION IN ACCORDANCE
WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(A) AND 713(B).

PROPOSAL 4 – APPROVAL OF THE ISSUANCE OF SHARES IN CONNECTION WITH THE PIK
NOTE AMENDMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE
AMERICAN COMPANY GUIDE

Overview

Our Class A Common Stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

Pursuant to the PIK Note Offer to Amend (as defined below), the Company is offering to issue up to 4,321,875 shares of Class A Common Stock to consenting holders of PIK Notes, which could be in excess of 20% of our outstanding Class A Common Stock prior to the issuance, upon the terms and conditions more fully described below.

In addition, we have agreed to issue to each holder of PIK Notes (as defined below) participating in the PIK Note Offer to Amend an additional 5% of the shares of Class A Common Stock originally issued in the PIK Note Offer to Amend to such participating holder for each 30-day period from (i) the Filing Deadline until the Company files the Registration Statement (as defined below) or (ii) the Target Effectiveness Date until effectiveness of the Registration Statement, pro-rated for each day beyond the Filing Deadline or Target Effectiveness Date, as applicable, up to a total of 20% of the shares of Class A Common Stock originally issued in the PIK Note Offer to Amend to such participating holder, which is equal to up to 864,375 additional shares.

Therefore, we are asking our stockholders to authorize the issuance of up to 5,186,250 shares of our Class A Common Stock in connection with the PIK Note Offer to Amend in order to satisfy the stockholder approval requirements of Sections 713(a) and 713(b) of the NYSE American Company Guide.

PIK Notes Background

On September 20, 2022, the Company entered into a securities purchase agreement with accredited investors (the “PIK Note Purchase Agreement”) pursuant to which the Company issued its 15% Senior Promissory Notes (the “PIK Notes”) in the aggregate principal amount of $3,458,000. The Company received net proceeds of $2,918,000, after deducting fees and expenses of $540,000.

The PIK Notes mature on April 1, 2024 (the “Maturity Date”), and accrue interest at an annual interest rate of 15%, commencing on the issuance date, compounded quarterly on each December 20, March 20, June and September 20 until the Maturity Date and on the Maturity Date itself (each, an “Interest Payment Due Date”). Interest is payable by increasing the principal amount of the PIK Note (with such increased amount accruing interest as well) on each Interest Payment Due Date (“PIK Interest”). Monthly payments on the outstanding principal amount of the PIK Note, as such amount may be increased as the result of the payment of PIK Interest (the “Outstanding Principal Balance”), will commence on November 1, 2023, until the Outstanding Principal Balance has been paid in full on the Maturity Date, or, if earlier, upon acceleration, or prepayment of the PIK Note in accordance with the PIK Notes terms. A default by us on the PIK Notes would have a material adverse effect on our business, liquidity and the market price of our Class A Common Stock.

PIK Note Offer to Amend

On April 27, 2023, we commenced soliciting approval from the holders of the PIK Notes of certain amendments to the PIK Notes, in exchange for shares of Class A Common Stock (the “PIK Note Offer to Amend”) pursuant to a related Schedule TO filed with the SEC on such date. Such amendments are subject to approval of the PIK Note holders and such issuance is subject to stockholder approval. Specifically, the Company is soliciting amendments to the PIK Notes Agreement, which governs all of the PIK Notes, to permit the following issuances by the Company of Class A Common Stock and Common Stock Equivalents (as defined in the PIK Note Purchase Agreement), without prepaying the PIK Notes as required by the terms of the PIK Note Purchase Agreement: (i) the issuance of shares of Class A Common Stock in connection with the Exchange Offer, (ii) the issuance of shares of Class A Common Stock in connection with the PIK Note Offer to Amend, (iii) the issuance of shares of Class A Common Stock or Common Stock Equivalents (as defined in the PIK Note Purchase Agreement) in connection with the 2022 Debenture Release, (iv) the issuance of shares of Class A Common Stock or Common Stock Equivalents (as defined in the PIK Note Purchase Agreement) in (a) a Private Placement and/or (b) Public Financing; provided that (A) the proceeds of a Private Placement resulting in gross proceeds to the Company of at least $2 million are used by the Company to prepay not less than 25% of the Outstanding Principal Balance (as defined in the PIK Notes) as of the date of prepayment on a pro rata basis upon the closing of such Private Placement, and (B) the proceeds of a Public Financing resulting in gross proceeds to the Company of at least $10 million are used by the Company to prepay all of the Outstanding Principal Balance as of the date of prepayment upon the closing of such Public Financing, and (v) the issuance of shares of Class A Common Stock or Common Stock Equivalents (as defined in the PIK Note Purchase Agreement) as Private Placement Additional Consideration (collectively, the “PIK Note Amendment”). Pursuant to the PIK Note Offer to Amend, and assuming stockholder approval of the issuance of the shares in connection therewith, consenting holders of the PIK Notes will receive, assuming receipt of the consent to approve the PIK Note Amendment from holders that purchased at least 50.01% in interest of the aggregate principal balance of the PIK Notes, 1.25 shares of Class A Common Stock for every $1.00 of the original principal amount of their PIK Notes, on the terms and subject to the conditions of the PIK Note Offer to Amend. Assuming the Company receives consents from all PIK Note holders and stockholder approval is obtained, on the terms and subject to the conditions of the PIK Note Offer to Amend, the Company will issue on a pro rata basis to the holders of the PIK Notes approximately 4,321,875 shares of Class A Common Stock in consideration for the PIK Note Amendment.

The shares of Class A Common Stock issuable in the PIK Note Offer to Amend will be “restricted securities” and may not be sold by the holder absent a registration statement covering their resale or an exemption from the registration requirements of federal and applicable state securities laws. The Company will undertake at its sole expense to file a registration statement (the “Registration Statement”) with the SEC covering all of the shares of Class A Common Stock to be issued pursuant to the PIK Note Offer to Amend promptly following the issuance of such shares of Class A Common Stock to participating PIK Note Holders, but no later than the Filing Deadline. The Company will issue to each holder of PIK Notes participating in the PIK Note Offer to Amend an additional 5% of the shares of Class A Common Stock originally issued in the PIK Note Offer to Amend to such participating holder for each 30-day period from the Filing Deadline until the Company files the Registration Statement, pro-rated for each day beyond the Filing Deadline, up to a total of 20% of the shares of Class A Common Stock originally issued in the PIK Note Offer to Amend to such participating holder (the “PIK Additional Shares”).

The Company will use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the Target Effectiveness Date. The Company will issue to each holder of PIK Notes participating in the PIK Note Offer to Amend an additional 5% of the shares of Class A Common Stock originally issued in the PIK Note Offer to Amend to such participating holder for each 30-day period from the Target Effectiveness Date until the initial Registration Statement is declared effective, pro-rated for each day beyond the Target Effectiveness Date, up to, together with the PIK Additional Shares, a total of 20% of the shares of Class A Common Stock originally issued in the PIK Note Offer to Amend to such participating holder.

The Company may not effect a reverse split of the outstanding shares of Class A Common Stock sooner than 15 calendar days after the Registration Statement is declared effective by the SEC without prepaying the PIK Notes in full.

There will be no contractual lock-up with regard to the shares of Class A Common Stock issued pursuant to the PIK Note Offer to Amend, although any resale of such shares will be subject to the provisions of applicable securities laws.

As of the Record Date, there were 27,418,069 shares of Class A Common Stock outstanding. The shares issuable in the PIK Note Offer to Amend, assuming all PIK Note holders participate in such offer, represent approximately 14.6% of the outstanding shares of Class A Common Stock as of such date. The PIK Note Offer to Amend will expire at 11:59 p.m., Eastern Time, on May 26, 2023, or such later date to which the Company may extend the PIK Note Offer to Amend.

A more detailed summary of the PIK Note Offer to Amend has been provided to all holders of PIK Notes in the PIK Note Offer to Amend documents.

Conditions to the PIK Note Offer to Amend

The consummation of the PIK Note Offer to Amend is conditioned upon, among other things, stockholder approval of this proposal, which may not be waived by the Company, and the receipt of consent of holders of at least 50.01% of the aggregate Original Principal Amount (as defined in the PIK Notes) of the PIK Notes (which is the minimum amount required to amend the PIK Note Purchase Agreement), which may be waived by the Company in its sole discretion. We may cancel the PIK Note Offer to Amend if any of the conditions of such offer are not satisfied prior to the expiration date of the PIK Note Offer to Amend.

Purpose of the PIK Note Offer to Amend

Our outstanding indebtedness contains several restrictive covenants, including that we cannot, without the prior written consent of 50.01% of the holders of our PIK Notes, create or incur any other indebtedness. If any of our covenants are breached and not cured within applicable cure periods, the breach could result in acceleration of our indebtedness and penalties. Limitations on our ability to incur new indebtedness under the terms of our debt securities may limit the amount of new investments we make.

The PIK Note Offer to Amend is being made to all holders of PIK Notes. The purposes of the PIK Note Offer to Amend are to allow the Company to (i) pursue certain equity, equity-linked or debt financing; and (ii) issue shares of Class A Common Stock in connection with the PIK Note Offer to Amend, the Exchange Offer, the 2022 Debenture Release, a Private Placement and a Public Financing, and as Private Placement Additional Consideration, in each case without being required to obtain the consent of the holders of the PIK Notes or repay in full the PIK Notes.

Neither the Company nor the Board will make any recommendation to PIK Note holders as to whether to consent or refrain from consenting to the PIK Note Amendment. Securityholders must make their own decision as to whether to consent.

U.S. Federal Income Tax Consequences

Although not entirely free from doubt, we intend to treat the issuance of Class A Common Stock to each of the holders of PIK Notes pursuant to the PIK Note Offer to Amend as an amendment fee that is treated as interest income to the extent of any accrued and previously unpaid interest on the PIK Notes, and then treated as a repayment of principal on such PIK Notes thereafter. Each holder of PIK Notes should recognize interest income equal to the fair market value of the Class A Common Stock received to the extent of the accrued but unpaid interest on those PIK Notes, with such amount characterized as ordinary income for U.S. federal and state income tax purposes. To the extent the fair market value of the Class A Common Stock received exceeds the accrued but unpaid interest on the PIK Notes, the difference between the fair market value of the Class A Common Stock and the accrued but unpaid interest should be treated as a return of principal. A more detailed summary of tax considerations has been provided to all holders of PIK Notes in the PIK Note Offer to Amend documents.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve the PIK Note Amendment proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARES IN
CONNECTION WITH THE PIK NOTE OFFER TO AMEND IN ACCORDANCE WITH NYSE
AMERICAN COMPANY GUIDE SECTIONS 713(A) AND 713(B).

PROPOSAL 5 – APPROVAL OF THE ISSUANCE OF SHARES IN EXCHANGE FOR THE 2022
DEBENTURE RELEASE IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE
AMERICAN COMPANY GUIDE

Overview

Our Class A Common Stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

In connection with the 2022 Debenture Release (as defined below), the Company is offering to issue up to 18,760,000 shares of Class A Common Stock, which could be in excess of 20% of our outstanding Class A Common Stock prior to the issuance, upon the terms and conditions more fully described below. Therefore, we are asking our stockholders to authorize the issuance of shares of our Class A Common Stock in connection with the 2022 Debenture Release in order to satisfy the stockholder approval requirements of Sections 713(a) and 713(b) of the NYSE American Company Guide.

2022 Debenture Release and Proposed Share Issuance

The Board has authorized the Company to offer Class A Common Stock or Common Stock Equivalents (as defined in the PIK Note Purchase Agreement or the Original Securities Purchase Agreement, as applicable) in exchange for a general release by the former holders of 10% Original Issue Discount Convertible Debentures issued in 2022 by Legacy FOXO (the “2022 Debentures”), which 2022 Debentures were automatically converted into Class A common stock of Legacy FOXO and exchanged by the Company for Class A Common Stock in connection with the Business Combination, subject to stockholder approval and other conditions to be determined by the Company, at a future date to be determined by the Company (the “2022 Debenture Release”). As currently contemplated, each former holder of the 2022 Debentures that executes such general release would receive approximately 0.67 shares of Class A Common Stock for every $1.00 of original principal amount of its 2022 Debentures, and if all former holders of 2022 Debentures execute such general release, up to 18,760,000 shares of Class A Common Stock would be issued by the Company to such former holders of the 2022 Debentures.

The purposes of the offer to holders of the 2022 Debentures are: (i) to obtain a general release from holders pursuant to a general release agreement, and (ii) to reduce or eliminate litigation risk related to issuance of the 2022 Debentures.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve the 2022 Debenture Release proposal. Abstentions, but not broker non-votes, are considered present for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARE IN
CONNECTION WITH THE 2022 DEBENTURE RELEASE IN ACCORDANCE WITH NYSE AMERICAN
COMPANY GUIDE SECTIONS 713(A) AND 713(B).

PROPOSAL 6 – 2022 EQUITY INCENTIVE PLAN SHARE INCREASE

At the Annual Meeting, we will request that our stockholders approve an amendment to the FOXO Technologies Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares reserved for issuance by 3,232,385 shares of Class A Common Stock. In connection with our Business Combination, our stockholders approved our 2022 Plan, which included an initial reserve of 3,286,235 shares of Class A Common Stock. As of December 31, 2022, under the 2022 Plan, we had no shares of our Class A Common Stock subject to existing equity-based compensation awards under the 2022 Plan and approximately 3,286,235 shares currently available for issuance with respect to awards (plus any shares that might in the future be returned to the 2022 Plan as a result of cancellation, expiration or forfeit of outstanding awards).

In addition, as of December 31, 2022, we had approximately 2,765,099 shares of our Class A Common Stock subject to stock options issued under the Legacy FOXO 2020 Plan (the “Legacy FOXO 2020 Plan”), which we assumed in September 2022 upon the consummation of the Business Combination with our predecessor Delwinds. As of December 31, 2022, the 2,765,099 shares subject to existing awards under the Legacy FOXO 2020 Plan represented approximately 10.1% of our shares of Class A Common Stock outstanding and approximately 6.5% of our fully diluted shares outstanding, which we have calculated as the sum of (1) total shares of Class A Common Stock outstanding, (2) shares of Class A Common Stock subject to existing stock-based compensation awards and (3) shares of Class A Common Stock exercisable under Class A Common Stock warrants. The additional 3,232,385 shares under the 2022 Plan that we are requesting represent 11.8% of our shares of Class A Common Stock currently outstanding and 7.6% of the fully diluted number of shares of Class A Common Stock. We explain below our rationale for and how we intend to use the additional 3,232,385 shares, if approved by our stockholders. All figures for reserved shares and shares subject to outstanding awards presented in this section do not reflect the Reverse Split that may be effected if stockholder approval is obtained for Proposal 2 included in this Proxy Statement.

The challenges our business has faced and the substantial doubt about our ability to continue as a going concern have made it more challenging for us to attract and hire employees. We may issue equity awards in the form of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards to our employees (including officers), non-employee directors and consultants. The value of these awards is denominated in dollars based on the price per share of our Class A Common Stock on the date of grant of the award, subject to the compensation committee’s discretion. The price of our Class A Common Stock has declined significantly during 2022 post-Business Combination, and the perceived value of the awards to the recipients has declined, especially given our financial condition and the current state of the financial markets. We are concerned that the awards we have granted are inadequate to motivate, retain and incentivize our employees and consultants, and we believe we will need to increase the award levels at our next performance review cycle related to the first half of 2023.

If our stockholders approve the increase to the number of shares reserved for issuance under the 2022 Plan by 3,232,385 shares, based on the current market price, we anticipate that the share pool will provide us with adequate shares for at least the next year. We recognize the need to balance stockholder concerns over the potentially dilutive effects of the increased number of authorized shares under the 2022 Plan with our ability to attract, motivate, reward and retain our employees and non-employee directors, who are critical to driving our business plan and increasing stockholder value. Further, we intend to issue additional shares of Class A Common Stock in connection with the Exchange Offer and Consent Solicitation, the PIK Note Amendment and the 2022 Debenture Release, which will have a further dilutive effect to stockholders. We believe the dilutive effect of our equity awards has been reasonable and consistent with these essential requirements. If the increase to the share reserve is approved, we expect that it may be necessary to request our stockholders to approve additional increases to the share reserve in the future, as we expect to grow our business and increase our headcount.

In addition, as disclosed in our annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, we expect to address our liquidity needs through the pursuit of additional funding through a combination of equity or debt financings to enable us to fund our operations for at least 12 months from the date of such filing. Given the anticipated dilution from an offering of our securities, we believe that an additional 3,232,385 shares of Class A Common Stock for the 2022 Plan will provide us with a reasonable amount of shares available for issuance to grant awards for retaining, motivating and incentivizing our employees, consultants and non-employee directors.

Stockholder approval of our request for additional shares under this Proposal 6 is necessary to authorize a sufficient number of shares under the 2022 Plan to allow us to continue to motivate, reward and retain the services of our non-employee directors and personnel. If this increase is not approved, the 2022 Plan will remain in effect with its current terms and conditions but without the additional shares we consider necessary for our continued competitiveness, and it may make it difficult for us to retain our employees and non-employee directors. In addition, if the increase is not approved, in the future, we may be unable to provide equity awards to our non-employee directors or provide additional awards to our employees, whose existing awards have and are expected to experience significant dilution. Without the increase in shares available under the 2022 Plan, in the future, we would be reliant on cash-settled awards as our sole method of incentive-based compensation. We believe this would not be in our stockholders’ best interests as it would (a) remove incentives aligning our employees and our senior leaders with stockholders to drive firm-wide performance and create long-term stockholder value and (b) increase our cash burn, as we would need to increase our reliance on cash-settled awards. The Board and management, therefore, recommend that stockholders approve the amendment to our 2022 Plan.

Summary of the 2022 Equity Incentive Plan

Eligibility

Employees (including officers), non-employee directors and consultants who render services to the Company or an affiliate thereof (whether now existing or subsequently established) are eligible to receive awards under the 2022 Plan. Incentive stock options may only be granted to employees of the Company or a parent or subsidiary thereof. As of March 30, 2023, we have approximately 29 employees and consultants, including five executive officers, and three non-employee directors eligible to participate in the 2022 Plan.

Administration

The compensation committee of our Board, or such other committee as may be designated by the Board, or in the absence of any such committee, the Board (the “compensation committee” or “administrator”) administers the 2022 Plan. Subject to the terms of the 2022 Plan, the compensation committee has complete authority and discretion to determine the terms of awards under the 2022 Plan.

Types of Awards

The 2022 Plan provides for the grant of stock options, which may be incentive stock options (“ISOs”) or non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”) and other equity-based awards, or collectively, awards.

Share Reserve

3,286,235 shares of Class A Common Stock may be issued under the 2022 Plan. All of the shares available under the 2022 Plan may be issued upon the exercise of ISOs.

Awards granted under the 2022 Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction do not reduce the shares available for grant under the 2022 Plan but will count against the maximum number of shares that may be issued upon the exercise of ISOs.

If options, SARs, restricted stock, RSUs or any other awards are forfeited, cancelled or expire before being exercised or settled in full, the shares subject to such awards will again be available for issuance under the 2022 Plan. Notwithstanding anything to the contrary contained herein: shares subject to an award under the 2022 Plan shall not again be made available for issuance or delivery under the 2022 Plan if such shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by the company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled SAR or other awards that were not issued upon the settlement of the award. Shares issued under the 2022 Plan may be authorized but unissued shares or treasury shares. As of the date hereof, no awards have been granted under the 2022 Plan.

Annual Limitation on Awards to Non-Employee Directors

The grant date fair value of 2022 Plan awards granted to each non-employee director during any calendar year may not exceed $500,000 (on a per-director basis).

Stock Options

The 2022 Plan authorizes the grant of ISOs and NQSOs (each, an “Option”). Options granted under the 2022 Plan entitle the grantee, upon exercise, to purchase a specified number of shares of Class A Common Stock from us at a specified exercise price per share. The administrator of the 2022 Plan determines the period during which an Option may be exercised, as well as any Option vesting schedule, except that no Option may be exercised more than 10 years after the date of grant and will generally expire sooner if the option holder’s service terminates. The exercise price for shares of Class A Common Stock covered by an Option cannot be less than the fair market value of the common stock on the date of grant unless pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

An Option’s exercise price may be paid in cash or by certified check at the time the Option is exercised, or, at the discretion of the administrator, (1) a stock-for-stock exchange whereby the exercise price is paid by exchange of other common stock with a fair market value equal to the Option exercise price; (2) a “cashless” exchange established with a broker; (3) by reducing the number of shares of common stock otherwise deliverable upon exercise with the fair market value equal to the aggregate Option exercise price; (4) any combination of the previous methods; or (5) in any other form of legal consideration that may be acceptable by the administrator.

Tax Limitations on Incentive Stock Options

The aggregate fair market value, determined on the date of grant, of shares for which ISOs granted under the 2022 Plan first become exercisable by a participant during any calendar year shall not exceed $100,000, and any amount in excess of $100,000 shall be treated as NQSOs. If an ISO is granted to any employee who owns more than 10% of the total combined voting securities of the Company, the exercise price of such ISO shall be at least 110% of the fair market value of the Class A Common Stock on the date of grant, and such ISO shall not be exercisable more than five years after the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2022 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Company Class A Common Stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. The grant price for a stock appreciation right may not be less than 100% of the fair market value per share on the date of grant. Subject to the provisions of the 2022 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable.

Restricted Stock Awards

Restricted stock may be granted under the 2022 Plan. Restricted stock awards are grants of shares of Company Class A Common Stock that vest in accordance with terms and conditions established by the compensation committee. The administrator determines the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2022 Plan, determines the terms and conditions of such awards. The compensation committee may impose whatever conditions to vesting it determines to be appropriate. The compensation committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Recipients of restricted stock awards generally have voting rights with respect to such shares upon grant unless the administrator provides otherwise. Unless the administrator determines otherwise, during the restricted period, all dividends or other distributions paid upon any restricted stock awards will be retained by the Company for the account of the recipient. Such dividends or other distributions will revert to the Company if for any reason the restricted stock award upon which such dividends or other distributions were paid reverts to the company. Upon the expiration of the restricted period, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the recipient, with or without interest as determined by the administrator.

Restricted Stock Units

RSUs may be granted under the 2022 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of company common stock. Subject to the provisions of the 2022 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may also grant RSUs with a deferral feature, whereby settlement is deferred beyond the vesting date or lapse of the restricted period until the occurrence of a future payment date or event set forth in an award agreement. A holder of RSUs will have only the rights of a general unsecured creditor of the Company, until the delivery of shares, cash or other securities or property. On the delivery date, the holder of each RSU not previously forfeited or terminated will receive one share, cash or other securities or property equal in value to one share or a combination thereof, as specified by the administrator.

Other Equity-Based Awards

The 2022 Plan also authorizes the grant of other types of equity-based awards based in whole or in part by reference to the Company’s Class A Common Stock. The administrator will determine the terms and conditions of any such awards.

Change in Control

Unless otherwise provided in an award agreement, under the 2022 Plan, if a participant is terminated without cause or for good reason during the 12-month period following a change in control (as defined in the 2022 Plan), all of such participant’s outstanding awards shall vest and be immediately exercisable as of the date of termination. With respect to awards subject to performance goals, in the event of a change in control, all incomplete performance periods in respect of such awards in effect on the date the change in control occurs shall end on the date of such change and the administrator shall (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable participant partial or full awards with respect to performance goals for each such performance period based upon the administrator’s determination of the degree of attainment of performance goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the administrator. In addition, in the event of a change in control, the administrator may in its discretion cash out any or all outstanding awards immediately before the change in control.

Changes to Capital Structure

In the event of certain changes in capitalization, including a stock split, reverse stock split or stock dividend, proportionate adjustments will be made in the number and kind of shares available for issuance under the 2022 Plan, the limit on the number of shares that may be issued under the 2022 Plan as ISOs, the number and kind of shares subject to each outstanding award and/or the exercise price of each outstanding award.

Duration, Amendment and Termination

The administrator of the 2022 Plan may suspend or terminate the 2022 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2022 Plan will terminate on the tenth anniversary of its effective date. The administrator may also amend the 2022 Plan at any time, except that no amendment shall be effective unless approved by our stockholders, to the extent stockholder approval is necessary to satisfy any applicable laws. No change may be made that increases the total number of shares of Class A Common Stock reserved for issuance pursuant to awards or reduces the minimum exercise price for options or exchange of options for other awards, unless such change is authorized by our stockholders. No modification may be made to an outstanding award under the 2022 Plan if such modification effects a “repricing” of the award unless such a repricing is approved by our stockholders. A termination or amendment of the 2022 Plan will not, without the consent of the participant, materially impair the rights under a previously granted award.

Restrictions on Transfer

ISOs may not be transferred or exercised by another person except by will or by the laws of descent and distribution. NQSOs may, in the sole discretion of the administrator, be transferable to certain permitted transferees as provided in the individual award agreements.

International Participation

The administrator has the authority to implement sub-plans (or otherwise modify applicable grant terms) for purposes of satisfying applicable foreign laws, conforming to applicable market practices or for qualifying for favorable tax treatment under applicable foreign laws, and the terms and conditions applicable to awards granted under any such sub-plan or modified award may differ from the terms of the 2022 Plan. Any shares issued in satisfaction of awards granted under a sub-plan will come from the 2022 Plan share reserve.

Incentive Stock Options

A participant will not recognize income on the grant, vesting, or exercise of an ISO. However, the difference between the exercise price and the fair market value of the Class A Common Stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an ISO within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an ISO in the same manner as on the exercise of a NQSO, as described below.

Non-Qualified Stock Options and SARs

A participant generally is not required to recognize income on the grant or vesting of a NQSO or SAR. Instead, ordinary income generally is required to be recognized on the date the NQSO or SAR is exercised. In general, the amount of ordinary income required to be recognized is (a) in the case of a NQSO, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price and (b) in the case of a SAR, the amount of cash and/or the fair market value of any shares received upon exercise. If the participant is an employee or former employee, the participant will be required to satisfy the tax withholding requirements applicable to such income.

A participant who receives an award of restricted stock generally does not recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the amount, if any, paid for the shares. Alternatively, a participant may make a one-time election to recognize income at the time the participant receives restricted stock in an amount equal to the fair market value of the restricted stock (less any amount paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.

Restricted Stock Unit Awards

In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income, subject to withholding if the recipient is an employee or former employee, equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU.

Gain or Loss on Sale or Exchange of Shares

In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the 2022 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an ISO, a participant generally will be required to recognize ordinary income upon such disposition.

Section 409A

The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (a) the end of the Company’s fiscal year in which vesting occurs or (b) the end of the calendar year in which vesting occurs. Restricted stock awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax and premium interest in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.

Deductibility by Company

The Company will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the 2022 Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the 2022 Plan. Although the administrator considers the deductibility of compensation as one factor in determining executive compensation, the administrator retains the discretion to award and pay compensation that is not deductible as it believes that it is in the stockholders’ best interests to maintain flexibility in the approach to executive compensation and to structure a program that the administrator considers to be the most effective in attracting, motivating and retaining key employees.

New Plan Benefits Table

Because the compensation committee, in its discretion, will select the participants who receive awards and the timing, size and types of those awards, we cannot currently determine the awards that will be made to particular individuals or groups under the 2022 Plan, as proposed to be amended. The compensation committee has not made any grants of awards under the 2022 Plan that are conditioned upon stockholder approval of the amendment to the 2022 Plan.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE 2022 EQUITY INCENTIVE PLAN SHARE
INCREASE OF 3,232,385 SHARES.

PROPOSAL 7 - RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the year ending December 31, 2023. A representative of KPMG is expected to be present at the Annual Meeting.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders.  If the appointment is not ratified, the Board will consider its options.

Our audit committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the audit committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.

It is not the duty of the audit committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the audit committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

KPMG has served as our independent registered public accounting firm since September 20, 2022 following the closing of the Business Combination, and as the independent registered public accounting firm of our predecessor, Legacy FOXO, since November 8, 2021. UHY LLP (“UHY”) previously served as Legacy FOXO’s independent registered public accounting firm from August 6, 2020 until November 8, 2021.

The following is a summary of the fees and services provided by KPMG to FOXO and its predecessor, Legacy FOXO, for fiscal years 2022 and 2021:

	For the Fiscal Year Ended December 31,
	2022	2021
Audit Fees(1)	$516,187	$404,365
Audit-Related Fees(2)	704,219	15,000
Total(3)	$1,220,406	$419,365

1.	Audit Fees. Audit fees of $516,187 and $100,000 for KPMG for 2022 and 2021, respectively, were for professional services rendered for the audits of our financial statements, review of interim financial statements, and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements related to periods under their engagement. Audit fees of $304,365 for UHY for 2021 were for professional services rendered for audits of our financial statements, review of interim financial statements, and services that are normally provided by UHY in connection with statutory and regulatory filings or engagements related to periods under their engagement.

2.

Audit-Related Fees. Audit-related fees consist of fees billed by KPMG and UHY for assistance with registration statements filed with the SEC and for assurance and related services that are reasonably related to performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. Fees of KPMG for the year ended December 31, 2022 and December 31, 2021 included approximately $668,859 and $15,000, respectively, billed in connection with the Business Combination. Fees of UHY for the year ended December 31, 2022 included approximately $35,360 billed in connection with the Business Combination.

3.	Neither KPMG nor UHY provided any non-audit or other professional services other than those reported under “Audit Fees” and “Audit-Related Fees.”

The audit committee meets with our independent registered public accounting firm at least four times a year. At such times, the audit committee reviews both audit and non-audit services performed by the independent registered public accounting firm, as well as the fees charged for such services. The audit committee is responsible for pre-approving all auditing services and non-auditing services (other than non-audit services falling within the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act and non-audit services that independent auditors are prohibited from providing to us) in accordance with the following guidelines: (1) pre-approval policies and procedures must be detailed as to the particular services provided; (2) the audit committee must be informed about each service; and (3) the audit committee may delegate pre-approval authority to one or more of its members, who shall report to the full committee, but shall not delegate its pre-approval authority to management. Among other things, the audit committee examines the effect that performance of non-audit services may have upon the independence of the auditors.

All of the services provided by KPMG and UHY since the closing of the Business Combination in September 2022, and fees for such services, were pre-approved by the audit committee in accordance with these standards.

Change in Accountants

Grant Thornton

Effective September 20, 2022, the Board dismissed Grant Thornton LLP (“Grant Thornton”), Delwinds’ independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm.

The report of Grant Thornton on the financial statements of Delwinds as of December 31, 2021 and for the period from April 27, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles.

During the period from April 27, 2020 (inception) through December 31, 2021 and subsequent interim period through June 30, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) between Delwinds and Grant Thornton on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in its reports on Delwinds’ financial statements for such period.

During the period from April 27, 2020 (inception) through December 31, 2021 and subsequent interim period through June 30, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act) other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with the initial public offering of Delwinds, which resulted in the restatement of Delwinds’ financial statements as set forth in Amendment No. 1 to Delwinds’ Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 17, 2021.

UHY

Effective November 8, 2021, Legacy FOXO’s board of directors dismissed UHY, Legacy FOXO’s independent registered public accounting firm prior to KPMG, as Legacy FOXO’s independent registered public accounting firm.

UHY’s report on the consolidated financial statements of Legacy FOXO as of and for the year ended December 31, 2020 contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the fiscal year ended December 31, 2020, and the subsequent interim period through November 8, 2021, there were (i) no “disagreements,” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of UHY, would have caused them to make reference to the subject matter of the disagreements in their report, and (ii) no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

On November 8, 2021, Legacy FOXO engaged KPMG to audit Legacy FOXO’s consolidated financial statements as of and for the year ended December 31, 2021. During the year ended December 31, 2021 and the subsequent interim period through November 8, 2021, Legacy FOXO did not consult with KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to Legacy FOXO that KPMG concluded was an important factor considered by Legacy FOXO in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the audit committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants. Our audit committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2022 and 2021.  Our audit committee pre-approves these services by category and service. Our audit committee has pre-approved all of the services provided by our principal accountants.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required for the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KPMG LLP AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2023.

PROPOSAL 8 – APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING TO A
LATER DATE OR DATES TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT
VOTES TO APPROVE EACH OF THE PROPOSALS IN THIS PROXY STATEMENT

We are asking our stockholders to approve a proposal that will allow us to adjourn the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve each of the proposals in this Proxy Statement. If our stockholders approve this proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of each of the proposals in this Proxy Statement. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of each of the proposals in this Proxy Statement, such that each proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of each of the proposals in this Proxy Statement and seek to convince the holders of those shares to change their votes to votes in favor of approval of each of the proposals in this Proxy Statement.

The Board believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the above-referenced reasons.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Annual Meeting is required for the approval of the adjournment proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

For this Proposal 8, if a quorum is not present at the Annual Meeting, Article II, Subsection 2.6 of our Bylaws states that the chairman of the meeting may adjourn the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT
PROPOSAL.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the proxy holders.

STOCKHOLDER PROPOSALS

You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the rules established by the SEC and our Bylaws, as applicable.

In order for a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2024 pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by us via physical mail sent to our principal executive offices at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401 Attention: General Counsel no later than January 5, 2024.

Stockholders wishing to bring a proposal or nominate a director at the annual meeting to be held in 2024 under our Bylaws must provide written notice of such proposal to our Secretary at our principal executive offices between close of business January 27, 2024 and close of business February 26, 2024 and comply with the other provisions of our Bylaws. In addition to complying with the advance notice provisions of our Bylaws, to nominate a director, stockholders must give timely notice that complies with the additional requirements of Rule 14a-19 under the Exchange Act, which must be received no later than March 27, 2024.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, (612) 562-9447 to inform us of such stockholder’s request; or

●	If a bank, broker, nominee, fiduciary or other custodian holds the shares, the stockholder should contact the bank, broker, nominee, fiduciary or other custodian directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

You may also obtain these documents by requesting them via e-mail from the Company at the following address and telephone number:

Michael Will
General Counsel
729 N. Washington Ave., Suite 600
Minneapolis, MN 55401
(612) 562-9447
legal@foxotechnologies.com

If you are a stockholder of the Company and would like to request documents, please do so by May 19, 2023, five business days prior to the Annual Meeting, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

By Order of the Board

/s/ Tyler Danielson
Tyler Danielson Interim Chief Executive Officer

May 4, 2023

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

FOXO TECHNOLOGIES INC.

FOXO Technologies Inc., a Delaware corporation (the “Corporation”) does hereby certify that:

FIRST: The name of the Corporation is FOXO Technologies Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as amended, and any amendments thereto (the “Charter”), last amended by a certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on September 15, 2022.

THIRD: A new Article IV, Subsection 1 is added to the Charter to provide in its entirety as follows:

“1. Reverse Stock Split. Upon the filing of this Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each ________ outstanding shares of Class A Common Stock outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “New Common Stock”) based on a ratio of one share of New Common Stock for each _____ shares of Old Common Stock (the “Reverse Split Ratio”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article IV.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split, all of which shares of New Common Stock shall be rounded up to the nearest whole number of such shares. No stockholders will receive cash in lieu of fractional shares. All references to “Class A Common Stock” and “Common Stock” in these Articles shall be to the New Common Stock.

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of Eastern Time on the date written below.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this day of [●], 2023.

FOXO TECHNOLOGIES INC.

By:
Name:	Tyler Danielson
Title:	Interim Chief Executive Officer

A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FOXO2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V15963-Z85057 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FOXO TECHNOLOGIES INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominee:	**For**	**Withhold**
1a. Bret Barnes	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V15964-Z85057

FOXO TECHNOLOGIES INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2023 3 PM CDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Tyler Danielson and Robert Potashnick, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of FOXO TECHNOLOGIES INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3 PM CDT, on May 26, 2023, virtually at www.virtualshareholdermeeting.com/FOXO2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side